UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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BG Staffing, Inc.

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BGSF

Notice of 2020 Annual Meeting of Stockholders

Tuesday, November 3, 2020
11:30 AM CST
BG Staffing, Inc. ("BGSF")
5850 Granite Parkway, Suite 730
Plano, Texas 75024

The 2020 Annual Meeting of Stockholders of BGSF will be held virtually live via the Internet on Tuesday, November 3, 2020, at 11:30 AM CST, at https://web.lumiagm.com/279561276 (password bg2020), for the following purposes:
1.To elect the Class III directors nominated by the Board of Directors;
2.To ratify the Audit Committee’s appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2020;
3.To amend BGSF's 2013 Long-Term Incentive Plan to add an additional 250,000 shares of common stock available for issuance;
4.To approve the 2020 Employee Stock Purchase Plan;
5.To conduct an advisory vote to approve named executive officer compensation; and
6.To transact other business that properly comes before the meeting.

Only stockholders of record at the close of business on September 4, 2020, are entitled to receive notice of and to vote at the annual meeting and at any and all adjournments or postponements thereof.

The Notice of 2020 Annual Meeting of Stockholders and Proxy Statement for the annual meeting is being made available to our stockholders on or about September 24, 2020 on the Internet or, upon request, in printed form by mail. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card and on the Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice will also include instructions for stockholders on how to access the proxy card to vote over the Internet.

Your vote is important, and whether or not you plan to attend the annual meeting, please vote as promptly as possible. We encourage you to vote via the Internet, as it is the most convenient and cost-effective method of voting. You may also vote by mail (if you received paper copies of the proxy materials). Instructions regarding both methods of voting are included in the Notice, the proxy card and the Proxy Statement.

Thank you in advance for voting and for your support of BGSF.

By order of the Board of Directors,

/s/ Dan Hollenbach
Dan Hollenbach
Chief Financial Officer and Secretary
September 24, 2020
Plano, Texas

BGSF
5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Principal Executive Offices)

PROXY STATEMENT
_____________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by BG Staffing, Inc. ("BGSF"), on behalf of its Board of Directors (the “Board”), for the 2020 Annual Meeting of Stockholders. This Proxy Statement and related proxy materials are being made available to our stockholders on the Internet or, upon request, mailed to our stockholders on or about September 24, 2020.
QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING AND VOTING PROCEDURES
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are making this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 29, 2019 (the "Form 10-K") available on the Internet. If you received the Notice by mail and would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice. The Notice also contains instructions on how to access and review all of the important information contained in the proxy materials provided on the Internet, including how you may submit your proxy over the Internet.
Who may vote?

Stockholders of record as of the close of business on September 4, 2020, the record date for the annual meeting, may vote at the meeting. Each share of common stock entitles the holder to one vote per share. As of September 4, 2020 there were 10,317,018 shares of our common stock outstanding.
What constitutes a quorum?

The holders of a majority of our outstanding shares of common stock entitled to vote at the annual meeting must be represented at the annual meeting virtually in person or by proxy to have a quorum. Any stockholder present at the annual meeting, either virtually in person or by proxy, but who abstains from voting, will be counted for purposes of determining whether a quorum exists.
How do I vote?

You cannot vote your shares of common stock unless you are present at the meeting or you have previously given your proxy. You can vote by proxy in one of the following two convenient ways:
•by mail – if you received your proxy materials by mail, you can vote by mail by completing, signing, dating and returning the proxy card in the enclosed envelope; or
•on the Internet, by visiting the website shown on the Notice or the proxy card and following the instructions.
BG STAFFING – 2020 Proxy Statement – 1

 How will the proxies be voted?

All properly executed proxies, unless revoked as described below, will be voted at the meeting in accordance with your directions on the proxy. If a properly executed proxy does not provide instructions, the shares of common stock represented by your proxy will be voted:
•“FOR” the election of C. David Allen, Jr. and Douglas E. Hailey as Class III directors;
•“FOR” the ratification of the Audit Committee’s appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2020;
•“FOR” the amendment to add an additional 250,000 shares of common stock available for issuance to the 2013 Long-Term Incentive Plan;
•“FOR” the approval of the 2020 Employee Stock Purchase Plan; and
•“FOR” the non-binding advisory resolution to approve the compensation of our named executive officers.

The proxy holders will use their discretion on any other matters that properly come before the meeting. Unless otherwise stated, all shares represented by your completed, returned, and signed proxy will be voted as described above. If you are voting on the Internet, the proxies will be voted in accordance with your voting instructions. If you are voting on the Internet, your voting instructions must be received by 11:59 p.m., Eastern Standard Time, on November 2, 2020.

How may I revoke my proxy?

You may revoke your proxy at any time before or at the annual meeting (in each case, before the vote at the annual meeting) by:
•Delivering a signed, written revocation letter, dated later than the proxy, to Dan Hollenbach, Chief Financial Officer and Secretary, at 5850 Granite Parkway, Suite 730, Plano, Texas 75024;
•Voting at a later time on the Internet, if you previously voted on the Internet; or
•Attending the meeting and voting virtually in person or by proxy (if your shares are held in street name, you will need a proper legal proxy from the stockholder of record in order to vote your shares virtually in person at the meeting). Attending the meeting alone will not revoke your proxy.
How many votes must each proposal receive to be adopted?

The election of our Class III directors require the affirmative vote of a plurality of the shares of common stock cast at the meeting. You may only vote “FOR” or “WITHHELD” with respect to election of directors, and as a result, there will not be any abstentions on this proposal. Broker non-votes will have no effect on the outcome of this proposal.
The affirmative vote of a majority of shares present virtually in person or represented by proxy is required to ratify Whitley Penn LLP as our independent registered public accounting firm. Abstentions will have the same effect as a vote against, and brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
The affirmative vote of a majority of shares present virtually in person or represented by proxy is required to ratify the amendment to the 2013 Long-Term Incentive Plan to add an additional 250,000 shares of common stock available for issuance. Broker non-votes will have no effect on the outcome of this proposal, and abstentions will count against the vote to ratify such amendment.
The affirmative vote of a majority of shares present virtually in person or represented by proxy is required to approve the 2020 Employee Stock Purchase Plan. Broker non-votes will have no effect on the outcome of this proposal, and abstentions will count against the vote to approve the 2020 Employee Stock Purchase Plan.

BG STAFFING – 2020 Proxy Statement – 2

The affirmative vote of the majority of shares present virtually in person or represented by proxy is required to approve, on a non-binding advisory basis, the Company’s named executive officer compensation.  Abstentions as to these proposals will have the same effect as votes “AGAINST” such proposals, and “broker non-votes” will not have any effect on the outcome of such proposals.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, or clients, do not receive voting instructions from the clients. Brokers holding shares of record for client's generally are not entitled to vote on certain matters unless they receive voting instructions from their clients. In the event that a broker does not receive voting instructions for these matters, a broker may notify us that it lacks voting authority to vote those shares. These broker non-votes refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their client's instructions. These broker non-votes will be included in determining whether a quorum exists.
Your bank or broker is not permitted to vote your uninstructed shares in the election of directors, the amendment to the 2013 Long-Term Incentive Plan, the approval of the 2020 Employee Stock Purchase Plan, or the non-binding advisory resolution to approve named executive officer compensation. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf in such matters. To be sure your shares are voted in the manner you desire, you should instruct your broker how to vote your shares.
Who is soliciting this proxy?

The Board is soliciting this proxy. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, electronic mail or personal interview. The Company will bear the cost of any solicitation. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

BG STAFFING – 2020 Proxy Statement – 3

PROPOSAL ONE:	ELECTION OF DIRECTORS
What is the organizational structure of the Board?

The number of directors currently constituting our entire Board is seven. The directors are divided into three classes. In general, directors in each class serve for a term of three years.

How many directors are to be elected?

Two Class III directors are to be elected by our stockholders.

Who is the board nominee?

Our Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated C. David Allen, Jr. and Douglas E. Hailey to be re-elected as a Class III directors by the stockholders. Mr. Allen and Mr. Hailey have agreed to stand for re-election. However, should either become unable or unwilling to accept nomination or election, the shares of common stock voted for Mr. Allen or Mr. Hailey by proxy will be voted for the election of a substitute nominee whom the proxy holders believe will carry out our present policies. Our Board has no reason to believe that Mr. Allen or Mr. Hailey will be unable or unwilling to serve if elected, and, to the knowledge of the Board, both intend to serve the entire term for which election is sought.

We urge you to vote “FOR” Mr. Allen and Mr. Hailey as Class III directors.

C. David Allen, Jr.

Independent Director
Age: 56
Director Since: 2014
Committees Served: Audit Committee, Compensation Committee

Since 2016, Mr. Allen has served as Chief Financial Officer of Smart Start, LLC, a provider of automotive technology products.  Prior to Smart Start, from 2015 to 2016, Mr. Allen has served as Chief Financial Officer of Graebel Vanlines Holdings, LLC, a provider of commercial and residential logistics, moving and storage services. Prior to Graebel, from 2009 to 2015, Mr. Allen served as an officer of Snelling Services, LLC, a workforce solutions, contract and temporary staffing services provider. From 2010 to 2015, Mr. Allen served as President and Chief Executive Officer. From 2009 to 2010 he served as Chief Financial Officer. Prior to Snelling, Mr. Allen served for three years as Chief Operating Officer and six years as Chief Financial Officer for Telvista Inc., a business process outsourcer providing customer relationship management solutions. He earned a Master of Business Administration degree from the Tuck School at Dartmouth College in 1993 and received a Bachelor of Business Administration from Stephen F. Austin State University with honors in 1986. We believe that Mr. Allen should serve as a member of the Board due to his extensive experience in the temporary staffing industry as well as his financial expertise.

BG STAFFING – 2020 Proxy Statement – 4

Douglas E. Hailey

Independent Director
Age: 58
Director Since: 2013
Committees Served: Audit Committee (Chair), Nominating and Corporate Governance Committee

Douglas E. Hailey served on the board of managers of LTN Acquisition, LLC (the former parent of the predecessor to BGSF) since its inception and was appointed to our Board in November 2013. Mr. Hailey is the managing director of Taglich Private Equity LLC. Mr. Hailey joined Taglich Brothers, Inc. in 1994 as Head of Investment Banking and is an employee, not a partner, director, shareholder or executive officer. Taglich Brothers, Inc. is not an affiliate of Taglich Private Equity LLC. He co-led the private equity initiative in 2001 and currently participates in evaluating and executing new investments. Prior to joining Taglich Brothers, Inc., Mr. Hailey spent five years with Weatherly Financial Group, assisting in sponsoring leveraged buyouts and five years in structured finance lending at Heller Financial and the Bank of New York. He received a Bachelor of Business Administration from Eastern New Mexico University and a Master of Business Administration in Finance from the University of Texas. We believe that Mr. Hailey should serve as a member of the Board due to the perspective and experience with our ongoing operations and strategy that he has obtained through his prolonged service to the company and due to his ability to assist with the evaluation of potential acquisitions.

Who are the continuing members of the Board?

The terms of the following five members of our Board will continue past the annual meeting.

Term to Expire at the 2021 Annual Meeting:

L. Allen Baker, Jr.

Chairman
Age: 70
Director Since: 2013
L. Allen Baker, Jr. joined the board of managers of LTN Acquisition, LLC (the former parent of the predecessor to BGSF) in 2008 while serving as the Executive Vice President/Chief Financial Officer of Impact Confections, Inc., a confections manufacturing company in Colorado, a position Mr. Baker held from 2002 through 2009, and was appointed to our Board in November 2013. He served as President and Chief Executive Officer of BGSF in 2009 through October 2018 when he assumed the role of Chairman. From 1985 to 2002, Mr. Baker served as Executive Vice President and Chief Financial Officer of Piping Design Services, Inc. d/b/a PDS Technical Services, a national, privately held staffing company headquartered in the Dallas/Fort Worth area, with operations in 43 states. Prior to this position, he worked at Core Laboratories, Inc. as the Corporate Controller from 1980 to 1985 and as Data Processing Manager from 1976 to 1980. Mr. Baker held several computer programmer positions prior to joining Core Laboratories, Inc. He has a Bachelor of Science in Mathematics with a minor in Computer Information Systems from West Texas State University and a Master of Business Administration from the University of Dallas. We believe that Mr. Baker should serve as a member of the Board due to his extensive experience in the temporary staffing industry.

BG STAFFING – 2020 Proxy Statement – 5

Beth Garvey

President and Chief Executive Officer
Age: 55
Director Since: 2020
Beth Garvey began serving as director in July 2020 and as President and Chief Executive Officer of the Company in October 2018. Ms. Garvey previously served as Chief Operating Officer of the Company from August 2016 and joined the Company through the Company's acquisition of substantially all of the assets of InStaff Holding Corporation and InStaff Personnel, LLC (“InStaff”) in 2013. Ms. Garvey started at InStaff in 1998 as Director of Human Resources, subsequently serving as Director of Operations, VP of Operations, Senior VP of Operations, COO and ultimately CEO prior to our acquisition. The Staffing Industry Analysts has recognized her as one of North America Staffing 100 for the previous 2 years and included her in the Global Power 150 – Women in Staffing list for the past 3 years. In addition, D CEO has named Ms. Garvey as one of the top Dallas 500 Business Leaders 4 times. In 2010, Ms. Garvey was a Dallas Business Journal ‘Women in Business’ honoree recognizing outstanding local women business leaders who not only make a difference in their industries, but also in their communities. Beth currently serves on the Board of Directors of the Dallas Regional Chamber and is co-chair of the Talent Attraction committee. She is a past chair of the Executive Committee for the Dallas Executive Women’s Roundtable and is on the Board of Directors for The Family Place, a non-profit supporting victims of family violence. In addition, she is a founding member of Y Texas, as well as a Board Member of the Y Texas Foundation an initiative of Texas CEO’s to help advance workforce development initiatives for students and veterans in the State of Texas. Recently, Ms. Garvey was named as a finalist in the EY Entrepreneur of the Year® 2020 Award for the Southwest region. We believe that Ms. Garvey should serve as a member of the Board due to her extensive experience in the temporary staffing industry.

Term to Expire at the 2022 Annual Meeting:

Richard L. Baum, Jr.

Independent Director
Age: 60
Director Since: 2013
Committees Served: Audit Committee, Compensation Committee (Chair), Nominating and Corporate Governance Committee (Chair)

Richard L. Baum, Jr. served on the board of managers of LTN Acquisition, LLC (the former parent of the predecessor to BGSF) since its inception and was appointed to serve on our Board in November 2013. Since March 2013, Mr. Baum has been Chairman of the Board of Unique Fabricating, Inc. (NYSE American: UFAB). Mr. Baum joined Taglich Private Equity LLC in 2005 and currently is an active director with a number of private companies where Taglich has an investment. Prior to joining Taglich, Mr. Baum led a group that purchased a private equity portfolio from Transamerica Business Credit. From 1998 to 2003, Mr. Baum was a Managing Director in the small business merger and acquisition practices of Wachovia Securities and its predecessor, First Union Securities. From 1988 through 1998, Mr. Baum was a Principal with the Mid-Atlantic Companies, Ltd., a financial services firm acquired by First Union in 1998. Mr. Baum received a Bachelor of Science from Drexel University and a Master of Business Administration from the Wharton School of the University of Pennsylvania. We believe that Mr. Baum should serve as a member of the Board due to the perspective and experience with our ongoing operations and strategy that he has obtained through his prolonged service to the Company and due to his ability to assist with the evaluation of potential acquisitions.

BG STAFFING – 2020 Proxy Statement – 6

Paul A. Seid

Independent Director
Age: 72
Director Since: 2014
Committees Served: Compensation Committee, Nominating and Corporate Governance Committee

Since 2010, Mr. Seid has served on the board of directors of BioVentrix, a medical device company. Starting in 2013, he has served as Chief Executive Officer of RST Automation, a hospital instrumentation automation developer which was established 2004. For the past seventeen years he has been President of Strategic Data Marketing, a research and data collection company. He has also founded, bought and/or sold over twenty companies in Asia, Europe, North, and South America. Mr. Seid graduated from Queen’s College, a division of the City University of New York, in 1968 with a Bachelor’s degree in Political Science. Mr. Seid has held numerous other board of directors and consulting positions. We believe that Mr. Seid should serve as a member of the Board due to his extensive experience growing diverse businesses.

Cynthia Marshall

Independent Director
Age: 60
Director Since: 2020
Committees Served: Compensation Committee, Nominating and Corporate Governance Committee

Ms. Marshall began servicing as director in July 2020. Ms. Marshall is currently the CEO of the Dallas Mavericks, is Founder, President and CEO of the consulting firm Marshalling Resources. The Marshalling Resources consulting firm specializes in leadership, diversity and inclusion, culture transformation and overall optimization of people resources. Ms. Marshall worked with The Dow Chemical Company in 2017 and 2018 to develop and implement a strategy for institutionalizing an inclusive culture. Prior to this position, Ms. Marshall retired from a 36-year career at AT&T, where she had ultimately served as SVP - Human Resources and Chief Diversity Officer. She was responsible for identifying and developing leaders, aligning employees with the company’s vision and priorities, overseeing major business unit HR support, performance development, employee engagement, skills transformation initiatives, EEO and Affirmative Action. She led the team that created a world class Diversity and Inclusion culture, earning AT&T a top 3 ranking on Diversity Inc’s 2017 Top 50 list of companies. Ms. Marshall also spearheaded the work that for the first-time placed AT&T on Fortune’s 100 Best Companies to Work For list in 2017 (one of only two Fortune 50 companies). Before her SVP-Human Resources and Chief Diversity Officer roles, Ms. Marshall served as President - AT&T North Carolina where she became the first African-American chair of the North Carolina State Chamber of Commerce. Marshall graduated from the University of California-Berkeley with degrees in Business Administration and Human Resources Management and holds four honorary Doctorate degrees. Ms. Marshall has chaired a variety of non-profit boards and is currently on the board of Dallas CASA, Dallas Regional Chamber, Texas Women’s Foundation, Texas 2036 and a member of the Executive Leadership Council. We believe that Ms. Marshall should serve as a member of the Board due to her extensive leadership and business experience and her expertise with respect to human resources and culture.
BG STAFFING – 2020 Proxy Statement – 7

BOARD INFORMATION

Independent Directors
Our Board has determined that the following directors are “independent” as defined under the rules of the New York Stock Exchange ("NYSE"): Cynthia Marshall, Richard L. Baum, Jr., Paul A. Seid, C. David Allen, Jr., and Douglas E. Hailey. Our Board considers, among other things, relevant transactions, relationships or arrangements, if any, required to be disclosed by the Company under Item 404 of Regulation S-K in reaching the forgoing conclusion.

Board Meetings

During 2019, our Board met five times, including regularly scheduled and special meetings. Each director attended all regularly scheduled meetings of the Board during his service as a director.

Board Leadership and Role in Risk Oversight

Meetings of our Board (including executive sessions other than executive sessions consisting only of independent directors) are presided over by our chairman of the board, L. Allen Baker, Jr. The Board does not have a formal policy addressing whether or not the roles of chairman and chief executive officer should be separate or combined. The directors serving on the Board possess considerable professional and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that the Company faces. As such, the Board believes that it is in the best position to evaluate the needs of the Company and to determine how best to organize the Company’s leadership structure to meet those needs. At present, the Board has chosen to separate the positions of chairman and chief executive officer. While the Board believes it is important to retain the flexibility to determine whether the roles of chairman and chief executive officer should be separated or combined in one individual, the Board believes that this structure represents the appropriate allocation of roles and responsibilities at this time. Our Board believes that Mr. Baker is currently best situated to preside over meetings of our Board because of his familiarity with our business and ability to effectively identify strategic priorities and lead the discussion and execution of strategy. This allows Ms. Garvey to focus on our day-to-day business and strategy, meet with investors, and convey management’s perspective to other members of the Board. Ms. Garvey works closely with Mr. Baker to identify appropriate topics of consideration for the Board and to plan effective and informative Board meetings.

Our Board oversees the risk management activities designed and implemented by our management and executes its oversight responsibility for risk management both directly and through its committees. The full Board also considers specific risk topics, including risks associated with our strategic plan, our whistle blower program, business operations and capital structure. In addition, our Board receives detailed regular reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

Our Board delegates to the Audit Committee oversight of our risk management process. Our other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full board of directors as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines on a number of significant matters, including director qualifications, director responsibilities, Board committees, director access to officers, employees, and advisors, director compensation, related party transactions, annual performance evaluations, and chief executive officer and director succession. A copy of the Corporate Governance Guidelines is posted on our website at www.bgstaffing.com. The information on our website is not part of this Proxy Statement.

BG STAFFING – 2020 Proxy Statement – 8

Committees of the Board of Directors

 The standing committees of our board of directors consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the committees reports to our Board as they deem appropriate and as our Board may request. The composition, duties and responsibilities of these committees are set forth below.

 Audit Committee

 The Audit Committee is responsible for, among other matters: (1) appointing, retaining and evaluating our independent registered public accounting firm and approving all services to be performed by them; (2) overseeing our independent registered public accounting firm’s qualifications, independence and performance; (3) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC; (4) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (5) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (6) reviewing and approving related person transactions; and (7) overseeing the risk management process.

Our Audit Committee consists of C. David Allen, Jr., Richard L. Baum, Jr. and Douglas E. Hailey. We believe that each qualifies as independent directors according to the rules and regulations of the SEC and NYSE with respect to audit committee membership. We also believe that Mr. Hailey and Mr. Allen qualify as “audit committee financial experts,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee, which is available on our corporate website under the investor relations tab at www.bgstaffing.com. The information on our website is not part of this Proxy Statement.

The Audit Committee held four meetings in 2019.
 Compensation Committee

 The Compensation Committee is responsible for, among other matters: (1) reviewing key team member (i.e., employee) compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, president and chief executive officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans, including our 2013 Long-Term Incentive Plan (the "2013 Plan"). The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the committee may deem appropriate in its sole discretion. The Compensation Committee may invite such members of management to its meetings as it deems appropriate. However, the Compensation Committee meets regularly without such members present, and in all cases no officer may be present at meetings at which such officer’s compensation or performance is discussed or determined. The Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities. Neither the Compensation Committee nor management engaged a compensation consultant with respect to the 2019 fiscal year.

 Our Compensation Committee consists of Cynthia Marshall, C. David Allen, Jr., Richard L. Baum, Jr. and Paul A. Seid. Our Board has adopted a written charter for the Compensation Committee, which is available on our corporate website under the investor relations tab at www.bgstaffing.com. The information on our website is not part of this Proxy Statement.

The Compensation Committee held one meeting in 2019.

BG STAFFING – 2020 Proxy Statement – 9

Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee, which identifies, evaluates and recommends qualified nominees to serve on our Board, develops and oversees our internal corporate governance processes and maintains a management succession plan. Our Nominating and Corporate Governance Committee charter defines the committee’s primary duties. The Nominating and Corporate Governance Committee will evaluate nominees for director, including nominees recommended by stockholders, using all relevant criteria, including diversity of experience and background. The Nominating and Corporate Governance Committee will consider any director candidates recommended by the Company’s stockholders provided that the notice and information requirements specified by Section 2.06(b)–(c) of the Bylaws (relating to direct stockholder nominations) are complied with.

Our Nominating and Corporate Governance Committee consists of Cynthia Marshall, Richard L. Baum, Jr., Douglas E. Hailey, and Paul A. Seid. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.bgstaffing.com. The information on our website is not part of this Proxy Statement.

The Nominating and Corporate Governance Committee held one meeting in 2019.

Other Committees

 Our Board may establish other committees as it deems necessary or appropriate from time to time.

Family Relationships

There are no family relationships among any of our executive officers or any of our directors.
BG STAFFING – 2020 Proxy Statement – 10

DIRECTOR COMPENSATION

Set forth below is a summary of the components of compensation payable to our non-management directors.

Cash Compensation for the 2019 Fiscal Year

We reimburse each member of our Board for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of our Board and any committees thereof, including, without limitation, reasonable travel, lodging and meal expenses. Prior to July 2019, each director who was not also a team member or officer of the Company was also entitled to (i) an annual retainer of $27,500 for their service on our board of directors, (ii) an annual retainer of $5,000 for each committee on which the director served, and (iii) an annual retainer of $30,000 for audit and $15,000 for all other committee chairs on which the director served. Effective July 2019, each director who is not also a team member or officer of the Company is also entitled to (i) an annual retainer of $45,000 for their service on our board of directors, and (ii) an annual retainer of $5,000 for all committee chairs on which the director serves.

Name	Board Member ($)	Audit Committee ($)	Compensation Committee ($)	Nominating & Governance Committee ($)	Chairman of the Board ($)	Total ($)

C. David Allen, Jr.	$30,625	$5,000	$5,000	$—	$—	$40,625
L. Allen Baker, Jr.	$30,625	$—	$—	$—	$60,625	$91,250
Richard L. Baum, Jr.	$30,625	$5,000	$11,875	$11,875	$—	$59,375
Douglas E. Hailey	$30,625	$23,750	$—	$5,000	$—	$59,375
Paul A. Seid	$29,375	$—	$5,000	$5,000	$—	$39,375

Director Compensation for the 2019 Fiscal Year

The table below sets forth the compensation payable to our non-management directors for service during the 2019 fiscal year.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (*)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

C. David Allen, Jr.	$40,625	$35,763	$18,525	$—	$—	$—	$94,913
L. Allen Baker, Jr.	$91,250	$—	$18,525	$—	$—	$—	$109,775
Richard L. Baum, Jr.	$59,375	$35,763	$18,525	$—	$—	$—	$113,663
Douglas E. Hailey	$59,375	$35,763	$18,525	$—	$—	$—	$113,663
Paul A. Seid	$39,375	$35,763	$18,525	$—	$—	$—	$93,663
As of December 29, 2019, (i) Mr. Allen held 4,000 unexercised options and 2,500 shares of unvested restricted stock, (ii) Mr. Baker held 4,000 unexercised options and no shares of unvested restricted stock, (iii) Mr. Baum held 16,250 unexercised options and 2,500 shares of unvested restricted stock, (iv) Mr. Hailey held 27,748 unexercised options and 2,500 shares of unvested restricted stock, and (v) Mr. Seid held 16,250 unexercised options and 2,500 shares of unvested restricted stock.
*The amounts reflect the dollar amounts recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 14 Share-based Compensation to the audited consolidated financial statements included in the Form 10-K.

BG STAFFING – 2020 Proxy Statement – 11

CORPORATE GOVERNANCE

General

Our Board has established corporate governance practices designed to serve the best interests of the Company and our stockholders. In this regard, our Board has, among other things, adopted:

•a code of business conduct and ethics applicable to all of our Board members, as well as all of our team members, including our President and Chief Executive Officer and Chief Financial Officer and Secretary;

•procedures regarding stockholder communications with our Board and its committees;

•a whistle blower policy for the submission of complaints or concerns relating to accounting, internal accounting controls or auditing matters;

•provisions in our Bylaws regarding director candidate nominations and other proposals by stockholders; and

•written charters for its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Our Board intends to monitor developing standards in the corporate governance area and, if appropriate, modify our policies and procedures with respect to such standards. In addition, our Board will continue to review and modify our policies and procedures as appropriate to comply with any new requirements of the SEC or NYSE.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our team members, including our Chief Executive Officer and our Chief Financial Officer (who is our principal accounting officer). Our Code of Ethics is available on our website at www.bgstaffing.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Item 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers by posting the required information on our website at the above address. Our website is not part of this Proxy Statement.

Stockholder Communications with the Board

Stockholders (or other interested parties) may contact the Board or any committee of the Board by any one of the following methods:

By telephone: 972-692-2400	By mail: BG Staffing, Inc. Attn: Corporate Secretary 5850 Granite Parkway, Suite 730, Plano, Texas 75024	By e-mail: InvestorRelations@BGStaffing.com

BG STAFFING – 2020 Proxy Statement – 12

Relevant communications will be distributed to the Board, or to any individual director or group of directors, as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam and surveys. In addition, material that is threatening, illegal or similarly unsuitable will be excluded. Any communication that is screened as described above will be made available to any director upon his request.

Director Attendance at Annual Meeting of Stockholders

Our Board has not adopted a formal policy stating that each member of the Board should attend our annual meeting of stockholders. However, we anticipate that each director will attend this virtually in person or by telephonically. At the 2019 Annual Meeting of Stockholders, all directors were present.

BG STAFFING – 2020 Proxy Statement – 13

PROPOSAL TWO:	RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2020 and Whitley Penn LLP has served in this capacity since 2013. Our Board has further directed that we submit the selection of our independent registered public accounting firm for ratification by our stockholders at the 2020 annual meeting.

Representatives of Whitley Penn LLP will virtually attend the annual meeting and available to respond to appropriate questions and, although the firm has indicated that no statement will be made, an opportunity for a statement will be provided.

The Audit Committee reviews and pre-approves both audit and all permissible non-audit services provided by our independent registered public accounting firm, and accordingly, all services and fees in the 2019 and 2018 fiscal years provided by Whitley Penn LLP were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of services, other than services rendered in connection with the audit of our annual financial statements, is compatible with maintaining Whitley Penn LLP’s independence. The Audit Committee has determined that the rendering of non-audit services by Whitley Penn LLP during the fiscal years ended December 29, 2019 and December 30, 2018 was compatible with maintaining the firm’s independence.

Stockholder ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Whitley Penn LLP to the stockholders for ratification as a matter of good corporate practice. The Audit Committee believes it to be in the best interests of our stockholders to retain, and has retained, Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2020. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue the retention of Whitley Penn LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and those of our stockholders. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit Committee’s analysis of this information, the Audit Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.

Our Board recommends that you vote “FOR” the proposal to ratify the selection of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2020.
BG STAFFING – 2020 Proxy Statement – 14

Principal Accountant Fees and Services

Aggregate fees billed or incurred related to the following years for professional services rendered by Whitley Penn LLP for the fiscal years ended December 29, 2019 and December 30, 2018 are set forth below.

	2019	2018

Audit Fees (1)	$266,992	$266,659
Audit-Related Fees (2)	71,300	46,602
Tax Fees	—	—
All Other Fees	—	—
Total	$338,292	$313,261

(1)	Audit fees consist principally of fees for the audit of our consolidated financial statements and Sarbanes-Oxley audit over internal controls, review of our interim consolidated financial statements and audit services related to our acquisitions.
(2)	These fees consist principally of fees related to the preparation of SEC registration statements, acquisition due diligence, and U.S. Department of Labor filings.

BG STAFFING – 2020 Proxy Statement – 15

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its oversight responsibilities by, among other things, reviewing the financial reports and other financial information provided by the Company to any governmental body or the public.

In discharging its oversight responsibilities, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Standards Board, discussed with the independent auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the integrity of the Company’s financial reporting processes, including the Company’s internal accounting systems and controls, and reviewed with management and the independent auditors the Company’s significant accounting principles and financial reporting issues, including judgments made in connection with the preparation of the Company’s financial statements. The Audit Committee also reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board, Auditing Standard AS1301, Communications with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the consolidated financial statements of the Company.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 29, 2019 with management and the independent auditors. Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting (as defined in Rule 13a-15(f) promulgated under the Securities Exchange Act of 1934, as amended), and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing those consolidated financial statements. The Company's independent auditors are also responsible for performing an audit of the Company's internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes. The members of the Audit Committee are “independent” as defined by SEC and NYSE rules, and our Board has determined that Douglas E. Hailey and C. David Allen, Jr. are “audit committee financial experts” as defined by SEC rules.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee periodically meets with the Company’s independent auditors, with and without management present, and in private sessions with members of senior management to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee also periodically meets in executive session.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board subsequently approved the recommendation) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2019, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Douglas E. Hailey, Chair
C. David Allen, Jr.
Richard L. Baum, Jr.

Incorporation by Reference
To the extent that this proxy statement has been or will be specifically incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.
BG STAFFING – 2020 Proxy Statement – 16

EXECUTIVE OFFICERS

Our Board appoints our executive officers and updates the executive officer positions as needed throughout the fiscal year. Each executive officer serves at the behest of our Board and until their successors are appointed, or until the earlier of their death, resignation or removal.

The following table sets forth certain information with respect to our executive officers as of the date of this Proxy Statement:

Name	Age	Position

Beth Garvey	55	President and Chief Executive Officer
Dan Hollenbach	64	Chief Financial Officer and Secretary

Beth Garvey began serving as President and Chief Executive Officer of the Company in October 2018. Ms. Garvey previously served as Chief Operating Officer of the Company from August 2016 and joined the Company through the Company's acquisition of substantially all of the assets of InStaff Holding Corporation and InStaff Personnel, LLC ("InStaff") in 2013. Ms. Garvey started at InStaff in 1998 as Director of Human Resources, subsequently serving as Director of Operations, VP of Operations, Senior VP of Operations, COO and ultimately CEO prior to our acquisition. The Staffing Industry Analysts has recognized her as one of North America Staffing 100 for the previous 2 years and included her in the Global Power 150 – Women in Staffing list for the past 3 years. In addition, D CEO has named Ms. Garvey as one of the top Dallas 500 Business Leaders 4 times. In 2010, Ms. Garvey was a Dallas Business Journal ‘Women in Business’ honoree recognizing outstanding local women business leaders who not only make a difference in their industries, but also in their communities. Beth currently serves on the Board of Directors of the Dallas Regional Chamber and is co-chair of the Talent Attraction committee. She is a past chair of the Executive Committee for the Dallas Executive Women’s Roundtable and is on the Board of Directors for The Family Place, a non-profit supporting victims of family violence. In addition, she is a founding member of Y Texas, as well as a Board Member of the Y Texas Foundation an initiative of Texas CEO’s to help advance workforce development initiatives for students and veterans in the State of Texas. Recently, Ms. Garvey was named as a finalist in the EY Entrepreneur of the Year® 2020 Award for the Southwest region.

Dan Hollenbach joined as Chief Financial Officer and Secretary on August 2015. Prior to joining the Company, Mr. Hollenbach was the CFO of Cybergy Holdings, Inc. (OTC: CYBG), an advisory service and products company for the federal and state governments, and commercial clients, from May 2014 to August 2015. Prior to this position, he led the consulting practice for Robert Half Management Resources in Colorado from June 2010 to May 2014. From August 2004 to July 2009, Dan was the CFO for Global Employment Holdings (OTC: GEYH), a national staffing, consulting and professional employer organization company. Mr. Hollenbach began his career in the Audit and Assurance Services practice of EY before entering the corporate world. He has over three decades of experience in corporate accounting and finance, including expertise in initial public offerings, SEC reporting, mergers and acquisitions, Sarbanes-Oxley, treasury management, process improvement, and all phases of audit, tax, and reporting. Additionally, he has served on audit committees and led negotiations of multiple senior debt restructurings. He is a CPA in the State of Texas, holds a Chartered Global Management Accountant certification, and received his B.B.A. in accounting from Texas Tech University.

Named Executive Officers

Our named executive officers for the 2019 fiscal year are:

•Beth Garvey, our President and Chief Executive Officer and former Chief Operating Officer through September 2018; and

•Dan Hollenbach, our Chief Financial Officer and Secretary.

Throughout this section, the term “named executive officer” is intended to refer to the individuals identified above. During the 2019 fiscal year, we had only two executive officers, each of whom is set forth above.

BG STAFFING – 2020 Proxy Statement – 17

Summary Compensation Table

The following table presents compensation information for our named executive officers with respect to the 2019 and 2018 fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (*)	Option Awards ($) (*)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)

Beth Garvey President and Chief Executive Officer	2019	$350,000	$70,000	$—	$252,728	$—	$—	$13,710	(1)	$686,438
	2018	$292,300	$75,000	$—	$334,210	$—	$—	$11,700	(1)	$713,210

Dan Hollenbach Chief Financial Officer and Secretary	2019	$275,000	$55,000	$—	$184,766	$—	$—	$5,710	(1)	$520,476
	2018	$240,390	$50,000	$—	$254,510	$—	$—	$5,015	(1)	$549,915
(*)The amounts reflect the dollar amounts recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 14 Share-based Compensation to the audited consolidated financial statements included in the Form 10-K.
(1)Represents the matching 401(k) contributions made by us.

Agreements with Executive Officers

President and Chief Executive Officer

On October 1, 2018, we amended a 2016 employment agreement with Beth Garvey pursuant to which Ms. Garvey served as our President and Chief Executive Officer through September 30, 2021. The agreement remains in effect under successive one-year extensions unless terminated pursuant its terms. Ms. Garvey's annual compensation is evaluated annually, but may not be less than $350,000 per year.

Ms. Garvey is eligible to receive an annual cash bonus based on achieving certain adjusted EBITDA levels (as defined by the Compensation Committee) and, except as stated in her employment agreement, provided that Ms. Garvey is in our employment on the last day of the fiscal year. Moreover, if certain acquisitions occur during her employment period, Ms. Garvey will receive a bonus equal to 1% of the acquired company’s adjusted EBITDA, as determined by the Board, for the first 12 months after the acquisition’s closing date.

In the event that Ms. Garvey’s employment is terminated by us without cause or by Ms. Garvey for good reason, Ms. Garvey will receive as severance installments equal to twelve months of base salary plus COBRA premiums for eighteen months for Ms. Garvey and her dependents. In the event that Ms. Garvey’s employment is terminated without cause or for good reason within one year of a change in control, Ms. Garvey will receive her base salary plus COBRA premiums for eighteen months for her and her dependents. Ms. Garvey will also generally be entitled to receive any bonus payable but unpaid, payment for unused vacation days, and unpaid reimbursements. The severance is contingent upon Ms. Garvey’s execution of a separation agreement including a general release. In the event that Ms. Garvey’s employment is terminated by us for cause, or by Ms. Garvey other than for good reason, we will pay to Ms. Garvey any monthly salary, bonus, unused vacation, and expense reimbursements, earned or due to Ms. Garvey but unpaid.

We and Ms. Garvey have also entered into a confidentiality, non-solicitation, non-interference and non-competition agreement. Pursuant to the agreement, Ms. Garvey generally agrees not to disclose our confidential information (as defined in the agreement) and, for a period of eighteen months following her termination, not to solicit our client partners, interfere with our client partner and supplier relationships, or solicit our team members. Ms. Garvey also agrees not to compete with us for a period of twelve months after termination.

Ms. Garvey was granted stock options and restricted stock during the 2018 fiscal year and granted stock options during the 2017 fiscal year as further described under “Outstanding Equity Awards” below.

BG STAFFING – 2020 Proxy Statement – 18

Chief Financial Officer

On October 1, 2018, we amended a 2015 employment agreement with Dan Hollenbach pursuant to which Mr. Hollenbach serves as our Chief Financial Officer and Secretary through September 30, 2021. The contract remains in effect under successive one-year extensions unless terminated pursuant to its terms. Mr. Hollenbach's annual compensation is evaluated annually, but may not be less than $275,000 per year.

Mr. Hollenbach is eligible to receive an annual cash bonus based on achieving certain adjusted EBITDA levels (as defined by the Compensation Committee) and, except as stated in his employment agreement, provided that Mr. Hollenbach is in our employment on the last day of the fiscal year. Moreover, if certain acquisitions occur during his employment period, Mr. Hollenbach will receive a bonus equal to 1% of the acquired company’s adjusted EBITDA, as determined by the Board, for the first 12 months after the acquisition’s closing date.

In the event that Mr. Hollenbach’s employment is terminated by us without cause or by Mr. Hollenbach for good reason, Mr. Hollenbach will receive as severance installments equal to twelve months of base salary plus COBRA premiums for eighteen months for Mr. Hollenbach and his dependents. In the event that Mr. Hollenbach’s employment is terminated without cause or for good reason within one year of a change in control, Mr. Hollenbach will receive his base salary and COBRA premiums for eighteen months for him and his dependents. Mr. Hollenbach will also generally be entitled to receive any bonus payable but unpaid, payment for unused vacation days, and unpaid reimbursements. The severance is contingent upon Mr. Hollenbach’s execution of a separation agreement including a general release. In the event that Mr. Hollenbach’s employment is terminated by us for cause, or by Mr. Hollenbach other than for good reason, we will pay to Mr. Hollenbach any monthly salary, bonus, unused vacation, and expense reimbursements, earned or due to Mr. Hollenbach but unpaid.

We and Mr. Hollenbach have also entered into a confidentiality, non-solicitation, non-interference and non-competition agreement. Pursuant to the agreement, Mr. Hollenbach generally agrees not to disclose our confidential information (as defined in the agreement) and, for a period of eighteen months following his termination, not to solicit our client partners, interfere with our client partner and supplier relationships, or solicit our team members. Mr. Hollenbach also agrees not to compete with us for a period of twelve months after termination.

Mr. Hollenbach was granted stock options and restricted stock during the 2018 fiscal year and granted stock options during the 2017 fiscal year as further described under “Outstanding Equity Awards” below.

2013 Long-Term Incentive Plan

Our Board adopted our 2013 Plan effective December 20, 2013, and was approved by our stockholders on February 6, 2014. Our 2013 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our team members and any subsidiary corporations’ team members, and for the grant of non-statutory stock options, restricted stock, RSUs, stock appreciation rights, performance units and performance shares to our team members, directors and consultants and our parent and subsidiary corporations’ team members. A total of 900,000 shares of our common stock were originally reserved for issuance pursuant to our 2013 Plan. On May 16, 2017, stockholders approved and made effective an amendment to the 2013 Plan reserving an additional 250,000 shares of common stock, of which 838,739 shares remained available for issuance as of December 29, 2019. For more details on our 2013 Plan, see our registration statement on Form S-8 (File No. 333-193014) filed on December 20, 2013, Form S-8 (File No. 333-218869) filed on June 20, 2017, and Note 13 in the Notes to Consolidated Financial Statements in the Form 10-K.

BG STAFFING – 2020 Proxy Statement – 19

Outstanding Equity Awards

The following table presents outstanding equity awards as of December 29, 2019.

Name	Option Awards							Stock Awards
	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)
(a)		(b)	(c)		(d)	(e)	(f)	(g)		(h)

Beth Garvey	09/24/2018	—	6,150	(1)	—	$25.71	09/24/2028	—		—
	09/24/2018	40,000	53,850	(2)	—	$25.71	09/24/2028	—		—
	08/10/2018	—	—		—	$—	—	2,500	(13)	$52,925
	06/07/2017	—	2,500	(3)	—	$16.76	06/07/2027	—		—
	06/07/2017	7,500	2,500	(4)	—	$16.76	06/07/2027	—		—
	08/16/2016	7,458	5,727	(5)	—	$17.46	08/16/2026	—		—
	08/16/2016	32,542	4,273	(6)	—	$17.46	08/16/2026	—		—
	06/09/2015	20,000	—	(7)	—	$11.00	06/09/2025	—		—

Dan Hollenbach	09/24/2018	—	8,410	(8)	—	$25.71	09/24/2028	—		—
	09/24/2018	30,000	36,590	(9)	—	$25.71	09/24/2028	—		—
	08/10/2018	—	—		—	$—	—	2,500	(13)	$52,925
	06/07/2017	—	5,000	(10)	—	$16.76	06/07/2027	—		—
	06/07/2017	7,500	—	(4)	—	$16.76	06/07/2027	—		—
	10/27/2015	17,012	—	(11)	—	$11.07	10/27/2025	—		—
	10/27/2015	19,835	—	(12)	—	$11.07	10/27/2025	—		—
(1)Incentive stock options will vest 2,260 on September 24, 2021 and 3,890 on September 24, 2022.
(2)Nonqualified stock options vested one-fifth on September 24, 2018 and the remainder of the options vest annually at 20,000, 20,000, 17,740, 16,110 beginning September 24, 2019.
(3)Incentive stock options will vest on June 7, 2021.
(4)Nonqualified stock options vested one-fifth on June 7, 2017 and the remainder of the options vest in four equal annual increments beginning on June 7, 2018.
(5)Incentive stock options vested one-fifth on August 16, 2016 and the remainder of the options vest in four equal annual increments beginning on August 16, 2017.
(6)Nonqualified stock options vested one-fifth on August 16, 2016 and the remainder of the options vest in four equal annual increments beginning on August 16, 2017.
(7)Incentive stock options vested one-fifth on June 9, 2015 and the remainder of the options vest in four equal annual increments beginning on June 9, 2016.
(8)Incentive stock options will vest annually at 2,260, 2,260, and 3,890 beginning September 24, 2020.
(9)Nonqualified stock options vested one-fifth on September 24, 2018 and one-fifth on September 24, 2019.
(10)Incentive stock options will vest one-half on June 7, 2020 and the remainder of the options vest on June 7, 2021.
(11)Incentive stock options vested one-fifth on October 27, 2015 and the remainder of the options vest in four equal annual increments beginning on October 27, 2016.
(12)Nonqualified stock options vested one-fifth on October 27, 2015 and the remainder of the options vest in four equal annual increments beginning on October 27, 2016.
(13)Shares vested one-fourth on August 10, 2018 and the remainder of the shares vest in three equal annual increments beginning on August 10, 2019.

BG STAFFING – 2020 Proxy Statement – 20

Each option and stock award is subject to the condition that the optionee will have remained employed by the Company, or any one or more of its subsidiaries, through such vesting dates, and each option is further subject to the terms and conditions set forth in the 2013 Plan and in the applicable Stock Option Agreement.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a current or former officer or team member of BGSF or its subsidiaries. No executive officer of BGSF served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

BG STAFFING – 2020 Proxy Statement – 21

PROPOSAL THREE:	AMENDMENT OF THE 2013 LONG-TERM INCENTIVE PLAN TO ADD AN ADDITIONAL 250,000 SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

Our Board has approved the amendment of the 2013 Plan to add an additional 250,000 shares of common stock available for issuance, and directed that we submit the amendment to our 2013 Plan for ratification by our stockholders at the 2020 annual meeting.

Our Board approved the amendment to the 2013 Plan, subject to stockholder approval, so that a sufficient number of shares of Company common stock will be available for appropriate compensation to team members and directors. Equity awards are an important part of our compensation program and align the interests of our team members and our non-management directors with the long-term interests of our stockholders.

A total of 1,150,000 shares of common stock is currently reserved for issuance under the 2013 Plan. As of September 4, 2020, 311,261 shares have been issued under the 2013 Plan to team members, officers and our non-management directors. Additionally, we have 679,587 unexercised options outstanding, leaving only 159,152 shares available for future equity awards under the 2013 Plan.

In setting the number of additional shares issuable under the 2013 Plan, our Board considered the number of shares currently available under the 2013 Plan and how long the shares available (both currently and assuming the approval by stockholders of this proposal) are expected to last. Based on our historical equity grant practices, if this proposal is approved by our stockholders the Board expects the increased aggregate share reserve under the 2013 Plan to provide us with enough shares of common stock for approximately three years, depending on the price of our shares. We cannot predict these factors with any degree of certainty at this time, and the share reserve under the 2013 Plan could last for a shorter or longer time.

The shares of common stock to be delivered under the 2013 Plan will be made available, at the discretion of our Board or the committee established by the Board to administer the 2013 Plan, either from authorized but unissued shares of common stock or from previously issued shares of common stock reacquired by the company, including shares of common stock purchased on the open market.

Our Board recommends that you vote “FOR” the proposal to amend the 2013 Plan to add an additional 250,000 shares of common stock available for issuance.

BG STAFFING – 2020 Proxy Statement – 22

Equity Compensation Plans

The following equity compensation plan information is provided as of December 29, 2019:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders (2013 Long-Term Incentive Plan)	582,845	$18.32	255,894
Total	582,845	$18.32	255,894

The following is a summary of provisions of the 2013 Plan and is qualified in its entirety by reference to the complete text of the 2013 Plan appended to this Proxy Statement.

2013 Plan

Grant History

Since adoption of the 2013 Plan, we have granted the following awards to the individuals and groups listed below:

Name and Principal Position	Option Awards		Share-Based Awards
	Weighted Average Exercise Price	Total Shares Subject to Option Grants	Weighted Average Purchase Price	Total Stock Based Awards

Beth Garvey, President and Chief Executive Officer	$19.15	213,500	$28.43	5,050
Dan Hollenbach, Chief Financial Officer and Secretary	$18.48	157,000	$28.61	5,000
All current executive officers, as a group	$18.86	370,500	$28.52	10,050

All current directors who are not executive officers, as a group	$8.02	487,428	$22.30	30,032
C. David Allen, Jr., director nominee	$10.79	18,310	$23.88	6,672
Douglas E. Hailey, director nominee	$9.04	29,808	$23.88	6,672
All team members who are not current executive officers, as a group	$12.40	604,795	$20.84	20,750

Our Board adopted our 2013 Plan effective December 20, 2013, and it was approved by our shareholders on February 6, 2014. Our 2013 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our team members and any subsidiary's team members, and for the grant of nonstatutory stock options, restricted stock, RSUs, stock appreciation rights, performance units and performance shares to our team members and non-management directors and our subsidiary's team members.

A total of 900,000 shares of common stock were originally reserved for issuance under the 2013 Plan. On May 16, 2017, stockholders of the Company approved and made effective an amendment to the 2013 Plan to add an additional 250,000 shares of common stock.

BG STAFFING – 2020 Proxy Statement – 23

As of September 4, 2020, 311,261 shares have been issued under the 2013 Plan to our team members, officers and non-management directors. Additionally, we have 679,587 unexercised options outstanding, leaving only 159,152 shares available for future equity awards.

The proposed amendment makes an additional 250,000 shares of common stock available for issuance under the 2013 Plan, bringing the total to 1,400,000 or approximately 13.6% of outstanding shares of our common stock.

Summarized below are certain sections of the 2013 Plan. Attached as Annex A is the proposed amended 2013 Plan.

Plan Administration. Our Compensation Committee administers our 2013 Plan. Subject to the provisions of our 2013 Plan, the administrator has the power to administer our 2013 Plan, including but not limited to, the power to interpret the terms of our 2013 Plan and awards granted under it, to create, amend and revoke rules relating to our 2013 Plan, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards, and the form of consideration, if any, payable upon exercise. The administrator also has the authority to amend existing awards to reduce or increase their exercise prices, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards of the same type that may have a higher or lower exercise price or different terms, awards of a different type and/or cash.

Stock Options.    Stock options may be granted under our 2013 Plan. The exercise price of options granted under our 2013 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. For nonstatutory stock options, the exercise price must equal at least 100% of the fair market value. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an team member, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option generally will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. However, if the exercise of an option is prevented by applicable law the exercise period may be extended under certain circumstances. Subject to the provisions of our 2013 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights.    Stock appreciation rights may be granted under our 2013 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an team member, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2013 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock.    Restricted stock may be granted under our 2013 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any team member, director or consultant and, subject to the provisions of our 2013 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

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 RSUs.    RSUs may be granted under our 2013 Plan.  RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2013 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Performance Shares.    Performance units and performance shares may be granted under our 2013 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-Management Directors.    Our 2013 Plan provides that all non-management directors will be eligible to receive all types of awards (except for incentive stock options) under our 2013 Plan.

Non-Transferability of Awards.    Unless the administrator provides otherwise, our 2013 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments.    In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2013 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2013 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in our 2013 Plan. In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

 Merger or Change in Control.    Our 2013 Plan provides that in the event of a merger or change in control, as defined under our 2013 Plan, each outstanding award will be treated as our Board determines.

Amendment; Termination.    The administrator has the authority to amend, suspend or terminate our 2013 Plan provided such action does not impair the existing rights of any participant. Our 2013 Plan automatically will terminate in 2023, unless we terminate it sooner.

Plan Benefits

As of September 4, 2020, approximately 350 persons were eligible to receive awards under the 2013 Plan, including all of our non-managment directors and executive officers.

Future grants under the 2013 Plan will be made at the discretion at the discretion of our Board or the committee established by the Board to administer the 2013 Plan, and, accordingly, future benefits under the 2013 Plan are not currently determinable. The 2019 Summary Compensation Table appearing elsewhere in this proxy statement shows the equity awards that were made under the 2013 Plan in 2018 and 2019 to our named executive officers.

On September 4, 2020, the last reported sale price of our common stock on the NYSE was $9.69.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of transactions under the 2013 Plan. The summary is general in nature and is not intended to cover all the income tax consequences that may apply to a particular team member, director or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated, may change, and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the income tax
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consequences of a participant's death, net investment income, or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the 2013 Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess, if any, of the then fair market value of the stock acquired over the exercise price for those shares, and we will be entitled to a corresponding tax deduction. To the extent the participant is an team member, the amount realized as ordinary income is considered compensation and is subject to income tax withholding and FICA taxes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise and the holding period beginning on the date of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant if the participant was, without a break in service, employed by us or an affiliate from the date of the grant of the option until the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess, if any, of the fair market value of the stock at the time of the exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option and within one year of exercise of the incentive stock option, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met resulting in a disqualified disposition, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, the additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares. None of the gain from a disqualifying disposition is subject to income tax withholding nor considered wages for FICA and FUTA tax purposes. A cashless exercise of stock options is considered a disqualified disposition for that portion of the shares deemed sold to cover the cost of the shares exercised and retained.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the amount of cash or the fair market value of the shares paid upon exercise, and we will be entitled to a corresponding deduction. Any subsequent gains or losses realized by the participant upon disposition of any shares received will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise and the holding period will begin on the date stock was received.

Restricted Stock and Performance Shares. A grant of restricted stock or performance shares will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction, assuming that the shares are subject to transferability restrictions and that certain restrictions on the shares constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon vesting, the holder will realize ordinary income in an amount equal to the then fair market value of the vested shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid or accrued on restricted stock during the restricted period also will be compensation income to the participant, and we will be entitled to a corresponding deduction, when the dividends are paid to the holder of the restricted stock.

A participant may elect, pursuant to Section 83(b) of the Code, to have income recognized at the date a restricted stock award or performance share award, as the case may be, is granted. This election must be made within 30 days of grant. The amount of ordinary income required to be recognized is equal to the value of stock on date of grant less any amount required to be paid. This amount is subject to income tax withholding and subject to FICA and FUTA tax. We will be entitled to a corresponding deduction. The
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applicable capital gain holding period commences as of that date with a tax basis for reporting subsequent gains and losses equal to the value of the stock at the date of grant. However, to the extent a Section 83(b) election is made and the stock never vests and is forfeited, participant does not receive a deduction for the previous income recognized. Such loss is limited to any amounts previously paid.

Restricted Stock Units and Performance Units. A grant of restricted stock units or performance units will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon vesting and issuance of the underlying shares, the holder will realize ordinary income in an amount equal to the then fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance. Dividend equivalents paid or accrued on restricted stock units during the restricted period also will be compensation income to the participant, and we will be entitled to a corresponding deduction, when the dividend equivalents are paid to the holder of the restricted stock units. No election pursuant to Section 83(b) of the Code may be made with respect to restricted stock units and performance units.
Phantom Shares. The grant of phantom shares will not result in taxable income to the participant. Phantom shares are settled in cash, and the participant will realize ordinary income at the time of settlement in an amount equal to the cash value of the closing sales price of Company stock on the vesting date, multiplied by the number of shares vesting, and we will be entitled to a corresponding deduction.

Performance Awards and Other Stock-Based Awards. A grant of a performance award or other stock-based award will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon payment of cash or the vesting or issuance of the underlying shares, the participant will realize ordinary income in an amount equal to the cash received or the then fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance.

Section 162(m).  Section 162(m) of the Code imposes an annual deduction limitation of $1 million on the amount of compensation paid to certain of our current and former executive officers. Prior to the Tax Cut and Jobs Act of 2017 (the “Tax Act”), the deduction limit did not apply to “performance-based compensation” that complied with certain conditions imposed by Section 162(m) of the Code (as in effect prior to the Tax Act (“Prior 162(m)”)). The Tax Act provides limited transition relief for “performance-based compensation” paid pursuant to certain grandfathered arrangements in effect as of November 2, 2017, provided the grandfathered arrangements are not materially modified. There are a number of outstanding awards of stock options that were granted under the 2013 Plan before November 2, 2017, that were intended, at the time of grant, to qualify as “performance-based compensation” under Prior Section 162(m). While little guidance has been issued on the scope of the transition relief, its application is based on interpretation and no assurance can be given as to whether outstanding options that are intended to qualify as “performance-based compensation” will be fully deductible by us. In any event, our Compensation Committee retains full discretion to grant non-deductible awards under the 2013 Plan or materially modify outstanding awards if, in its judgment, it is in our best interest to do so.

Section 409A. Section 409A of the Code may cause certain deferred compensation amounts to be deemed currently taxable at normal rates and subject to an additional tax rate of at least 20%. It is intended that any amounts awarded pursuant to the 2013 Plan that are treated as deferred compensation for purposes of Section 409A of the Code shall be administered in a manner intended to comply with such requirements, to the extent applicable to such compensation.

Tax Withholding. As a condition to the delivery of any shares to the recipient of an award, we may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award.

The preceding is based on current federal tax laws and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the 2013 Plan. A participant may also be subject to state and local taxes.

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PROPOSAL FOUR:	APPROVE THE 2020 EMPLOYEE STOCK PURCHASE PLAN

Our Board has approved the BGSF 2020 Employee Stock Purchase Plan (the “2020 Purchase Plan”), subject to stockholder approval, and directed that we submit the 2020 Purchase Plan for approval by our stockholders at the 2020 annual meeting.

Our Board believes that stockholders should approve the 2020 Purchase Plan as an important component of the overall compensation package we offer to our team members. The primary purpose of the 2020 Purchase Plan is to assist eligible team members in acquiring a stock ownership interest in the company pursuant to a plan intended, for those eligible team members subject to U.S. federal income tax, to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code and to help eligible team members provide for their future security and to encourage them to remain a team member. The 2020 Purchase Plan gives our team members an opportunity to purchase shares of our common stock at a discounted price. We believe that our stockholders will correspondingly benefit from the increased interest on the part of participating employees in our success. No purchase rights will be granted under the 2020 Purchase Plan, and no shares of our common stock will be issued under the 2020 Purchase Plan, unless and until the 2020 Purchase Plan is approved by our stockholders.

Our Board recommends that you vote “FOR” the proposal to approve the 2020 Employee Stock Purchase Plan.

2020 Purchase Plan

The following is a summary of the provisions of the 2020 Purchase Plan assuming the stockholders approve this proposal and is qualified in its entirety by reference to the complete text of the 2020 Purchase Plan attached as Annex B to this proxy statement.

Share Reserve. A total of 250,000 shares of our common stock have been reserved for issuance. The Board expects the proposed aggregate share reserve under the 2020 Purchase Plan to provide the company with enough shares of common stock for approximately five years, depending on the price of our shares and expected hiring activity and eligible employee participation. The company cannot predict these factors with any degree of certainty at this time, and the share reserve under the 2020 Purchase Plan could last for a shorter or longer time.

Administration of the Plan. The 2020 Purchase Plan will be administered by the Compensation Committee of the Board. The Compensation Committee may from time to time delegate its authority to administer the 2020 Purchase Plan to one or more officers of the Company, except as may be limited by applicable law. Notwithstanding the immediately preceding sentence, the Board may at any time vest in the Board any authority or duties for administration of the 2020 Purchase Plan.

Amendment or Termination. The Board may amend, suspend or terminate the 2020 Purchase Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders will be required to amend the 2020 Purchase Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the 2020 Purchase Plan (other than an adjustment as to reflect changes to the Company’s capitalization); (b) change the corporations or classes of corporations whose employees may be granted rights under the 2020 Purchase Plan; or (c) change the 2020 Purchase Plan in any manner that would cause the 2020 Purchase Plan to no longer qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code. Unless earlier terminated by our Board, the 2020 Purchase Plan will terminate on September 11, 2030.

Eligibility. All team members of the Company and its subsidiaries are eligible to participate in the 2020 Purchase Plan. However, a team member is not eligible if he or she owns or has the right to acquire 5% or more of our voting stock. Also, a team member is not eligible if he or she (a) normally is not scheduled to work at least 20 hours per week and at least five months per year or (b) has not completed six months of service. Our non-management directors and field talent are not eligible to participate in the 2020 Purchase Plan. As of September 4, 2020, approximately 345 team members are eligible to participate under the 2020 Purchase Plan, including each of our executive officers.

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Offerings. Shares of common stock will be offered under the 2020 Purchase Plan to participating team members during offering periods. The length of the offering periods under the 2020 Purchase Plan will be determined by the administrator and may be up to 27 months long, though the Company currently expects offering periods to be six months in duration. Team member payroll deductions (up to 25% of compensation) will be used to purchase shares on each purchase date during an offering period. The purchase dates will be determined by the administrator for each offering period, and will generally be the final trading day in each offering period. Offering periods under the 2020 Purchase Plan will commence when determined by the administrator. The administrator may, in its discretion, modify the terms of future offering periods.

On the first trading day of each offering period, each participating team member will automatically be granted an option to purchase shares of our common stock. The option will expire at the end of the applicable offering period, and will be exercised at that time to the extent of the payroll deductions accumulated during the offering period. The purchase price of the shares will be designated by the administrator prior to the start of an offering period and will not be less than 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the purchase date. Participating team members may voluntarily end their participation in the 2020 Purchase Plan at any time at least 15 calendar days prior to the end of the applicable offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon a team member’s termination of employment.

In connection with each offering period, the administrator, in its sole discretion, may, on a uniform and nondiscriminatory basis, specify:
(a)a maximum number of shares of common stock that may be purchased by any participant on any purchase date during such offering period, which, in the absence of a contrary specification by the administrator, will be 2,500 shares; and
(b)a maximum aggregate number of shares of common stock that may be purchased by all participants on any purchase date during an offering period, which, in the absence of a contrary specification by the administrator, will be 25,000 shares of common stock.

Limitations Under the Plan. Under the 2020 Purchase Plan no team member shall be granted an option if immediately after the grant the team member would own stock and/or hold outstanding options to purchase stock equaling 5% or more of the total voting power or value of all classes of our stock or its subsidiaries. In addition, no team member shall be granted an option under the 2020 Purchase Plan if the option would permit the team member to purchase stock in an amount that exceeds $25,000 for each calendar year in which the option is outstanding at any time.

Plan Benefits

Future benefits available under the 2020 Purchase Plan are subject to the participation level of our team members and to our stock price at the time of any purchases and therefore are not determinable at this time.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of transactions under the 2020 Purchase Plan. The summary is general in nature and is not intended to cover all the income tax consequences that may apply to a particular team member or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated, may change, and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the income tax consequences of a participant's death, net investment income, or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the 2020 Purchase Plan.

The 2020 Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under this type of plan, no taxable income will be reportable by a participating team member, and no deductions will be allowable to the Company, due to the grant of a purchase option at the beginning of an offering or the purchase of shares at the end of an offering. A participating team member will, however, recognize taxable income in the year in which the shares purchased under the 2020 Purchase Plan are sold or otherwise made the subject of disposition. A sale or other disposition of shares purchased under the 2020 Purchase Plan will be a disqualifying disposition if it is made within two years after the first day of the offering period pursuant to which the shares were purchased or one year after the purchase date. If the participating team member makes a disqualifying disposition of shares purchased under the 2020 Purchase Plan, the excess of the fair market value of the shares
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on the date of purchase over the purchase price will be treated as ordinary income to the team member at the time of such disposition and the Company will be entitled to an income tax deduction for the same amount for the taxable year of the Company in which the disposition occurs, although the income tax deduction may be limited by the deductibility of compensation paid to certain of our officers under Section 162(m) of the Internal Revenue Code. In no other instance will the Company be allowed a deduction with respect to the participating team member’s disposition of the purchased shares. Any additional gain (or loss) on the disposition will be a capital gain (or loss) to the team member. If the participating team member disposes of shares purchased under the 2020 Purchase Plan after satisfying the holding period outlined above (a qualifying disposition), then the team member will realize ordinary income in the year of disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of disposition exceeds the purchase price or (ii) 15% of the fair market value of the shares on the first day of the offering period pursuant to which the shares were purchased. This amount of ordinary income will be added to the basis in the shares and any gain (or loss) recognized upon the disposition will be a long-term capital gain (or loss).

The preceding is based on current federal tax laws and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the 2020 Purchase Plan. A participant may also be subject to state and local taxes.

Plan Benefits

Because the number of shares that may be purchased under the 2020 Purchase Plan will depend on each team member’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any team member cannot be determined in advance. No shares of common stock have been issued under the 2020 Purchase Plan as it is not yet effective.

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PROPOSAL FIVE:	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY” VOTE)

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related Securities and Exchange Commission rules require that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officer as disclosed in this Proxy Statement in accordance with SEC rules. We must provide this opportunity to our stockholders at least once every three years. Our Board has determined to provide this opportunity on an annual basis.

Our Board is requesting your advisory approval of the compensation of our named executive officers, for the fiscal year ended December 29, 2019, as disclosed in the Executive Officers section of this Proxy Statement, including the compensation tables, and the narrative discussion. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive compensation and benefits package that reflects executive performance, job complexity and strategic value of the position, which it believes also includes retention incentives, performance incentives, and alignment with the interests of our shareholders.

The vote on this proposal is advisory, which means that the vote will not be binding on the Company, the Board, or any committee of the Board. The compensation committee will consider the results of the vote on this proposal in connection with its regular evaluations of our executive compensation program and in establishing our named executive officer compensation. In view of the foregoing, our stockholders will vote on the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement for the 2020 Annual Stockholders Meeting in accordance with the Securities and Exchange Commission’s compensation disclosure rules.”

Our Board recommends that you vote “FOR” the non-binding advisory resolution to approve the compensation of our named executive officers.

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RELATED PERSON TRANSACTIONS
Policy on Review and Approval of Transactions with Related Persons
Our Board is currently primarily responsible for developing and implementing processes and controls to obtain information from our directors, executive officers and significant stockholders regarding related-person transactions and then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in these transactions. Our Audit Committee is responsible for the review, approval and ratification of “related-person transactions” between us and any related person. Under SEC rules, a related person is a director, executive officer, nominee for director or beneficial holder of more than of 5% of any class of our voting securities or an immediate family member of any of the foregoing. In the course of its review and approval or ratification of a related-person transaction, the Audit Committee will consider:
•the nature of the related person’s interest in the transaction;
•the material terms of the transaction, including the amount involved and type of transaction;
•the importance of the transaction to the related person and to the Company;
•whether the transaction would impair the judgment of a director or executive officer to act in our best interest and the best interest of our stockholders; and
•any other matters the Audit Committee deems appropriate.
Any member of the Audit Committee who is a related person with respect to a transaction under review will not be able to participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

2018 Registered Offering
On May 25, 2018, the Company issued and sold 1,293,750 shares of common stock, $0.01 par value per share, to various investors in a registered offering for an aggregate purchase price of $23.3 million in cash. The purchase price was $18.00 per share. The newly issued shares constituted approximately 14.7% of the total of issued and outstanding shares of common stock immediately before the initial execution of the Underwriting Agreement. In connection with the closing, underwriting discounts received by Taglich Brothers, Inc., as joint book-running manager, were approximately $0.8 million. Michael N. Taglich and Robert F. Taglich are co-founders of Taglich Brothers, Inc. and were beneficial owners of more than 5% of our common stock. Doug Hailey is not an owner, director, or executive officer of Taglich Brothers, Inc. Taglich Brothers, Inc. is not an affiliate of Taglich Private Equity LLC. The Company used a portion of the net proceeds received from the sale of the common stock to cancel outstanding in-the-money stock options held by L. Allen Baker, Jr., the Company's then President and Chief Executive Officer, as further described below.

Stock Option Cancellation
On May 31, 2018, the Company entered into a stock option cancellation agreement with L. Allen Baker, Jr., the Company's then President and Chief Executive Officer, pursuant to which the Company agreed to pay Mr. Baker (the "Cancellation Agreement") $18.00 per share of common stock underlying certain vested in-the-money stock options of the Company’s 2013 Long-Term Incentive Plan, as amended (the “2013 Plan”), less the exercise price per share thereof, in exchange for the cancellation and termination of such stock options. Pursuant to the terms of the Cancellation Agreement, the Company agreed to pay $3,287,500 to Mr. Baker in exchange for the cancellation of 284,888 stock options granted to him under the 2013 Plan.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires certain officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and further requires us to identify in this Proxy Statement those officers, directors and persons who failed to timely file such a report. Form 4 filings for Mr. C. David Allen, Jr., Mr. Douglas E. Hailey, Mr. L. Allen Baker, Jr., Mr. Paul A. Seid, and Mr. Richard L. Baum were filed late on August 9, 2019 to report a stock option grant on July 31, 2019 of 5,000 shares of common stock. Excepting the late filing disclosed above, and based solely on our review of these forms or written representations from such officers, directors and persons who own more than 10% of our common stock, we believe that all Section 16(a) filing requirements were met with respect to the 2019 fiscal year.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 1, 2020 by:

◦each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

◦each of our named executive officers and directors; and

◦all our executive officers and directors as a group.

Each stockholder’s percentage ownership is based on 10,317,018 shares of common stock outstanding as of September 1, 2020.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

The number and percentage of shares beneficially owned by a person includes shares that may be acquired by such person within 60 days of September 1, 2020 through the exercise of vested options or warrants, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

Except as otherwise set forth below, the address of the persons below is c/o BG Staffing, Inc., 5850 Granite Parkway, Suite 730, Plano, Texas 75024.

Name of Beneficial Owner	Shares of Common Beneficially Stock Owned		Percent of Common Stock Beneficially Owned

Dan Hollenbach	98,847	(1)	*
Beth Garvey	171,055	(2)	1.6%
C. David Allen, Jr.	11,502	(3)	*
L. Allen Baker, Jr.	59,287	(4)	*
Richard L. Baum, Jr.	71,934	(5)	*
Douglas E. Hailey	98,084	(6)	*
Cynthia Marshall	2,502	(7)	*
Paul A. Seid	64,459	(8)	*
All executive officers and directors as a group (8 total)	577,670		5.4%
BlackRock, Inc. (9)	684,743	(10)	6.1%
BG STAFFING – 2020 Proxy Statement – 34

*	Less than 1%.
(1)	Includes 92,747 shares of common stock issuable upon exercise of stock options and 1,250 shares of unvested restricted common stock.
(2)	Includes 141,200 shares of common stock issuable upon exercise of stock options and 1,250 shares of unvested restricted common stock.
(3)	Includes 1,412 shares of common stock issuable upon exercise of stock options and 1,668 shares of unvested restricted common stock.
(4)	Includes 1,412 shares of common stock issuable upon exercise of stock options, 418 shares of unvested restricted common stock, and 55,785 shares of common stock held by a trust.
(5)
Includes 13,662 shares of common stock issuable upon exercise of stock options, 44,544 shares of common stock held by a private investment company controlled by Mr. Baum, 5,388 shares of common stock held by a family trust and 1,668 shares of unvested restricted common stock.

(6)	Includes 25,160 and 1,631 shares of common stock issuable upon exercise of stock options and warrants, respectively, and 1,688 shares of unvested restricted common stock.
(7)	Includes 412 shares of common stock issuable upon exercise of stock options and 418 shares of unvested restricted common stock.

(8)	Includes 13,662 shares of common stock issuable upon exercise of stock options and 1,688 shares of unvested restricted common stock.
(9)	The address of BlackRock, Inc. is SS East 52nd Street, New York, New York 10055.
(10)	Includes 670,628 shares over which BlackRock, Inc. or its subsidiaries have sole voting power and 684,743 shares over which such entities have sole disposition power. Information regarding BlackRock, Inc. is based solely on a Schedule 13G filed with the SEC on February 7, 2020 by BlackRock, Inc.

BG STAFFING – 2020 Proxy Statement – 35

SUBMISSION OF STOCKHOLDER PROPOSALS

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2021 annual meeting of shareholders pursuant to SEC Rule 14a-8 must be received by us no later than May 27, 2021, unless the date of our 2021 annual meeting is more than 30 days before or after November 3, 2021, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. All proposals must be addressed to Corporate Secretary, BG Staffing, Inc., 5850 Granite Parkway, Suite 730, Plano, Texas 75024. A shareholder nomination of a person for election to our Board or a proposal for consideration at our 2021 annual meeting must be submitted in accordance with the advance notice procedures and other requirements set forth in Article II of our Bylaws. These requirements are separate from, and in addition to, the requirements discussed above to have proposals included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. Our Bylaws require that the proposal or nomination must be received by our Corporate Secretary at the above address no earlier than the close of business on July 6, 2021, and no later than the close of business on August 5, 2021, unless the date of the 2021 annual meeting is more than 30 days before or 70 days after November 3, 2021. If the date of the 2021 annual meeting is more than 30 days before or 70 days after November 3, 2021, we must receive the proposal or nomination no later than the tenth day following the day on which public disclosure of the date of the 2021 annual meeting is made.

BG STAFFING – 2020 Proxy Statement – 36

OTHER BUSINESS

The Board does not intend to bring any business before the annual meeting other than the matters referred to in this Proxy Statement and at this time has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

*****PLEASE VOTE—YOUR VOTE IS IMPORTANT*****

BG STAFFING – 2020 Proxy Statement – 37

ANNEX A
BG Staffing, Inc.
2013 Long-Term Incentive Plan (including Proposed amendment)

Article 1
General Plan Information
1.1Background. The BG Staffing, Inc. 2013 Long-Term Incentive Plan (the “Plan”) permits the Company to grant Employees and Directors certain cash and equity-based incentive compensation opportunities, including Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Options, including ISOs, NQSOs, and Other Awards such as Stock Appreciation Rights and Cash Incentive Awards.
1.2Objectives. The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s goals and that link the interests of Participants to those of the Company’s shareholders; to provide Participants with incentives for excellence in individual performance; to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success; and to allow Participants to share in the success of the Company.
1.3Duration of the Plan. The Plan will be effective on the date it is approved by the Company’s shareholders. The Plan will remain in effect until terminated pursuant to Article 16, subject to the right of the Committee to amend or terminate the Plan at any time or until there are no more Shares available for issuance under the Plan and all cash Awards have been paid or forfeited.
Article 2
Definitions
The following terms will have the meanings set forth below, except as otherwise clearly required by the context.
2.1 “Award” means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Awards.
2.2 “Award Agreement” means an agreement entered into by the Company and a Participant, or another instrument prepared by the Company in lieu of such an agreement, setting forth the terms and conditions applicable to an Award under the Plan. An Award Agreement may be in hard copy or electronic form as determined by the Committee.
2.3 “Board” means the Board of Directors of the Company.
2.4 “Cash Incentive Award” means a performance-based cash incentive Award granted pursuant to Section 9.5.
2.5 “Change of Control” means one of the following events that occurs after the Effective Date:
(a) any “Person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s then outstanding securities;
(b) at any time during the 24-month period after a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, at least a majority of the Board of Directors ceases to consist of “continuing directors” (meaning directors of the Company who either were directors prior to a transaction or who subsequently became directors and whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors prior to the transaction);
(c) the Company’s shareholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after the merger or consolidation; or
(d) the Company’s shareholders approve a plan of complete liquidation of the Company or an agreement of sale or disposition of all or substantially all of the Company’s assets.
2.6 “Code” means the Internal Revenue Code of 1986, as amended.
2.7 “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan and Awards.
2.8 “Company” means BG Staffing, Inc., a Delaware corporation, and any successor thereto.
2.9 “Director” means a non-Employee member of the Board of Directors of the Company.

ANNEX A
2.10 “Disability” means that the Participant is disabled and receiving benefits under the terms of any long-term disability plan maintained by either the Company or a Subsidiary except for purposes of determining the term of an ISO, in which case the term “Disability” has the meaning ascribed to it under Code section 22(e)(3).
2.11 “Effective Date” means the date the Plan becomes effective in accordance with Section 1.3.
2.12 “Employee” means any employee of the Company or a Subsidiary.
2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.14 “Fair Market Value” means, as of any date, the value of the Shares determined as follows:
(a) if the Shares are listed on an established stock exchange or a national market system, fair market value will be the closing sales price of the Shares (or the closing bid, if no sales were reported) as quoted on the system or exchange (or the exchange or system with the greatest volume of trading in the Shares) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date a closing sales price or closing bid was reported), as reported in The Wall Street Journal or other source that the Committee or Board deems reliable; or
(b) if the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the fair market value of the Shares will be the mean between the high bid and high asked prices for the Shares on the date of determination (or, if no prices were reported on that date, on the last date prices were reported), as reported in The Wall Street Journal or other source that the Committee or the Board deems reliable; or
(c) in the absence of an established market for the Shares of the type described in (a) and (b), above, fair market value will be determined by the Committee or the Board in good faith.
2.15 “ISO” means an Option that is designated by the Committee as an “incentive stock option” within the meaning of Code section 422.
2.16 “NQSO” means an Option that is not designated by the Committee as an ISO.
2.17 “Option” means an ISO or NQSO granted under the Plan.
2.18 “Other Award” means an Award granted to a Participant pursuant to Article 9.
2.19 “Participant” means an Employee or Director who has been selected to receive an Award or who holds an outstanding Award.
2.20 “Performance-Based Exception” means the performance-based exception from the tax deductibility limitation imposed by Code section 162(m), as set forth in Code section 162(m)(4)(C).
2.21 “Performance Share” means an Award granted pursuant to Article 8, which, on the date of grant, will have a value equal to the Fair Market Value of a Share on that date.
2.22 “Performance Unit” means an Award granted pursuant to Article 8, which will have an initial value established by the Committee on the date of grant.
2.23 “Restricted Stock” means an Award granted pursuant to Section 7.1.
2.24 “Restricted Stock Unit” means an Award granted pursuant to Section 7.5.
2.25 “Restricted Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events determined by the Committee in its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7.
2.26 “Share” means a share of the Company’s Common Stock, $.01 par value per share.
2.27 “Share Pool” means the number of Shares available under Section 4.1, as adjusted pursuant to Section 4.3.
2.28 “Stock Appreciation Right” or “SAR” means an Award, granted either alone or in connection with a related Option, pursuant to the terms of Article 9.
2.29 “Subsidiary” means (a) a corporation, partnership, joint venture, or other entity in which the Company has a direct or indirect ownership interest of at least 50%, and (b) any corporation, partnership, joint venture, or other entity in which the Company holds a direct or indirect ownership interest of less than 50% but which, in the discretion of the Committee, is treated as a Subsidiary for purposes of the Plan; provided that the Shares subject to any Award must constitute “service recipient stock” for purposes of Code section 409A or otherwise not subject the Award to Code section 409A.
2.30 “Ten Percent Shareholder” means a Participant who owns stock of the Company possessing more than ten percent of the total combined voting of all classes of stock of the Company or its parent or subsidiary corporation (within the meaning of Code section 422(b)).
Article 3
Administration

ANNEX A
3.1 General. Except as otherwise determined by the Board in its discretion, the Plan will be administered by the Committee. The Committee will consist exclusively of two or more non-employee directors within the meaning of the rules promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act who also qualify as outside directors within the meaning of Code section 162(m) and the related regulations under the Code. The members of the Committee will be appointed from time to time by, and will serve at the discretion of, the Board.
3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of this Plan, the Committee will have full power in its discretion to select Employees who will participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into or issued under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; amend the terms and conditions of any outstanding Award; determine whether and on what terms and conditions outstanding Awards will be adjusted for dividend equivalents (i.e., a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented or covered by an outstanding Award held by the Participant); and establish a program pursuant to which designated Participants may receive an Award under the Plan in lieu of compensation otherwise payable in cash. Further, the Committee will make all other determinations that may be necessary or advisable for the administration of the Plan.
3.3 Delegation of Authority. Subject to the requirements of applicable law, the Committee may delegate to any person or group or subcommittee of persons (who may, but need not be members of the Committee) any Plan-related functions within the scope of its responsibility, power, and authority as it deems appropriate. The Committee may not delegate its authority with respect to (a) non-ministerial actions with respect to individuals who are subject to the reporting requirements of Section 16(a) of the Exchange Act; (b) non-ministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception; and (c) certifying the satisfaction of performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception.
3.4 Decisions Binding. All determinations and decisions made by the Committee, and all related orders and resolutions of the Committee will be final, conclusive, and binding on all persons.
3.5 Performance-Based Awards. For purposes of the Plan, it will be presumed, unless the Committee indicates to the contrary, that all Awards to Employees are intended to qualify for the Performance-Based Exception. If the Committee does not intend an Award to an Employee to qualify for the Performance-Based Exception, the Committee will reflect its intent in its records in a manner the Committee determines to be appropriate.
3.6 Prohibitions on Repricing and Buyback. The Board and the Committee may not reprice Options or SARs granted under the Plan, either by amending an existing award agreement or by substituting a new Award at a lower price. The Board and the Committee are also prohibited from providing stock, cash, or other consideration to a Participant in exchange for the cancellation of any Option or SAR with an exercise price higher than the Fair Market Value of the Shares covered by the Option or SAR.
Article 4
Shares Subject to the Plan and Maximum Awards
4.1 Number of Shares Issuable under the Plan. Shares that may be issued pursuant to Awards may be either authorized and unissued Shares, or authorized and issued Shares held in the Company’s treasury, or any combination of the foregoing. Subject to adjustment as provided in Section 4.3, there will be reserved for issuance under Awards 1,400,000 shares of Common Stock. For the purposes hereof, the following Shares covered by previously-granted Awards will be deemed not to have been issued under the Plan and will remain in the Share Pool: (a) Shares covered by the unexercised portion of an Option or SAR that terminates, expires, is canceled or is settled in cash, (b) Shares forfeited or repurchased under the Plan, (c) Shares covered by Awards that are forfeited, canceled, terminated or settled in cash, (d) Shares withheld in order to pay the exercise or purchase price under an Award or to satisfy the tax withholding obligations associated with the exercise, vesting or settlement of an Award, and (e) Shares subject to SARs or a similar Award but not actually delivered in connection with the exercise or settlement of the Award.
4.2 Individual Award Limitations. The maximum aggregate number of Shares that may be granted to any one Participant in any one year under the Plan with respect to Options will be 1,400,000.
4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code section 368) or any partial or complete liquidation of the Company, such adjustment will be made in the number and class of Shares available for grant under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards,

ANNEX A
and in the per-Participant Award limits set forth in Section 4.2, as may be determined to be appropriate and equitable by the Committee, in its discretion, to prevent dilution or enlargement of the benefits available under the Plan and of the rights of Participants; provided, that, the number of Shares subject to any Award will always be a whole number. In a stock-for-stock acquisition of the Company, the Committee may, in its discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.
Article 5
Eligibility and Participation
5.1 Eligibility. All Employees and Directors are eligible to participate in the Plan. Only employees of the Company or a Subsidiary may be granted ISOs.
5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Employees and Directors to whom Awards will be granted and will determine the nature and size of each Award.

Article 6
Stock Options
6.1 Grant of Options. Subject to the terms of the Plan, Options may be granted to Participants at any time and from time to time in the number and on the terms determined by the Committee.
6.2 Option Exercise Price. The Option exercise price under each Option may not be less than 100% of the Fair Market Value of the respective Share on the date the Option is granted. Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Shareholder, the Option exercise price under each ISO may not be less than 110% of the Fair Market Value of the respective Share on the date the Option is granted.
6.3 Term of Options. Each Option granted to a Participant will expire at the time the Committee determines at the time of grant; provided that no Option will be exercisable after the tenth anniversary of its date of grant. Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Shareholder, the Option will not be exercisable after the fifth anniversary of its date of grant.
6.4 Exercise of Options. Options granted under the Plan will be exercisable at the times and be subject to the restrictions and conditions that the Committee approves, which need not be the same for each grant or for each Participant. Options may be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
6.5 Payment. The purchase price for the Shares that an Option is exercised for must be paid to the Company in full at the time of exercise as follows:
(a) in cash or its equivalent;
(b) at the discretion of the Committee, in Shares having a Fair Market Value equal to the aggregate Option exercise price for the Shares being purchased and satisfying any other requirements imposed by the Committee; provided, that the Shares have been held by the Participant for no less than six months;
(c) at the discretion of the Committee, partly in cash (or its equivalent) and partly in Shares;
(d) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option exercise price for the Shares being purchased; or
(e) through other means as prescribed in the Award Agreement or by the Committee or the Board. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment of the Option exercise price, the Company may deliver to the Participant, in the Participant’s name (or, at the direction of the Participant, jointly in the names of the participant and the Participant’s spouse), one or more Share certificates for the Shares purchased under the Option.
6.6 Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required by the Code or applicable regulations, the following additional provisions will apply to the grant of Options that are intended to qualify as ISOs:
(a) Fair Market Value Limitation. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or any parent or subsidiary corporation within the meaning of Code section 424) may not exceed $100,000 or any other amount subsequently specified by the Code or applicable regulations; provided, that, to the extent that the limitation is exceeded, any Options on Shares with a Fair Market Value in excess of the amount will be deemed to be NQSOs.
(b) Code Section 422. ISOs will be subject to any other provisions that the Committee deems advisable, but will in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive

ANNEX A
stock options under Code section 422. Moreover, no ISOs may be granted more than ten years from the earlier of the date on which the Plan was adopted by the Board or the date the Plan received shareholder approval.

Article 7
Restricted Stock and Restricted Stock Units
7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in amounts that the Committee determines.
7.2 Restrictions.
(a) The Committee may impose any conditions or restrictions on any Shares of Restricted Stock that the Committee determines, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, transfer restrictions, restrictions based upon the achievement of specific performance goals, time-based restrictions, and restrictions under applicable federal or state securities laws.
(b) The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until the time that all conditions and restrictions applicable to the Shares have been satisfied.
(c) Except as otherwise provided in this Article, Shares of Restricted Stock that have not yet been forfeited or canceled will become freely transferable (subject to any restrictions under applicable securities laws) by the Participant after the last day of the applicable Restriction Period.
7.3 Voting Rights. Participants holding Shares of Restricted Stock may be granted full voting rights with respect to those Shares during the Restriction Period.
7.4 Dividends and other Distributions. At the discretion of the Committee, during the Restriction Period, Shares of Restricted Stock may be credited with regular cash dividends paid with respect to the Shares. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to the Restricted Stock, so that the dividends and the Restricted Stock will be eligible for the Performance-Based Exception.
7.5 Restricted Stock Units. In lieu of or in addition to any Awards of Restricted Stock, the Committee may grant Restricted Stock Units to any Participant, subject to the terms and conditions of this Article being applied to those Awards as if those Awards were for Restricted Stock and subject to any other terms and conditions that the Committee determines (including, but not limited to, requiring or permitting deferral of the payment of Awards after the time that Participants become vested in them, notwithstanding any provision to the contrary in Section 7.2). Each Restricted Stock Unit will have the value of one respective Share. Restricted Stock Units will be payable at the time the Committee determines in its discretion, and payments may be made in a lump sum or in installments, in cash, Shares, or a combination thereof, as determined by the Committee in its discretion.
Article 8
Performance Units and Performance Shares
8.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units, and/or Performance Shares may be granted to Participants at any time and from time to time in amounts and subject to the terms determined by the Committee.
8.2 Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the respective Share on the date of grant. The Committee will set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and value of Performance Units/Shares that will be paid out to the Participant.
8.3 Earning Performance Units/Shares. Subject to the terms of the Plan, after the applicable performance period has ended, the holder of Performance Units/Shares will be entitled to receive payout with respect to the number and value of Performance Units/Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
8.4 Form and Timing of Payment of Performance Units/Shares.
(a) Distributions. Unless the Committee determines otherwise in its discretion, payment of earned Performance Units/Shares will be made in a single lump sum following the close of the applicable performance period. Subject to the terms of the Plan, the Committee, in its discretion, may direct that earned Performance Units/Shares be paid in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares on the last trading day immediately before the close of the applicable performance period. Those Shares may be granted subject to any restrictions deemed appropriate by the Committee.

ANNEX A
(b) Dividends. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares that have been earned in connection with grants of Performance Units or Performance Shares, but not yet distributed to Participants. Dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares covered by Restricted Stock Awards. In addition, Participants may, at the discretion of the Committee, be entitled to exercise voting rights with respect to such Shares.

Article 9
Other Awards
9.1 General. Subject to the terms of the Plan, the Committee may grant any type of Awards other than those that are specifically set forth in Article 6 through Article 8, including, but not limited to, SARs, Cash Incentive Awards, and the payment of Shares in lieu of cash under any Company incentive bonus plan or program. Subject to the terms of the Plan, the Committee, in its sole discretion, will determine the terms and conditions of any Other Awards.
9.2 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as determined by the Committee; provided that the SAR exercise price may not be less than 100% of the Fair Market Value of a respective Share on the date the SAR is granted. The Committee will have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to SARs.
9.3 Term of SARs. The term of an SAR will be determined by the Committee, in its discretion; provided that the term may not exceed ten years.
9.4 Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(a) the excess of the Fair Market Value of a respective Share on the date of exercise over the grant price, by
(b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.
9.5 Cash Incentive Awards. Incentive Awards, including annual incentive Awards and long-term incentive Awards, denominated as cash amounts, may be granted under the Plan, subject to achievement of specified performance goals established by the Committee. At the expiration of the applicable performance period, the Committee will determine whether and the extent to which the performance goals are achieved and the extent to which each Cash Incentive Award has been earned. The amount (if any) payable to a Participant in respect of a Cash Incentive Award will be paid in cash as soon as practicable after the amount is determined, subject to any deferral conditions as may be permitted or prescribed consistent with the requirements of Code section 409A.
Article 10
Award Agreements
10.1 In General. Each Award must be evidenced by an Award Agreement that includes the provisions determined by the Committee and that specifies:
(a) in the case of an Option or SAR, the number of respective Shares to which the Option or SAR pertains, the Option exercise price or SAR grant price, the term of the Option or SAR, the schedule on which the Option or SAR becomes exercisable, and, in the case of an Option, whether it is intended to be an ISO or an NQSO;
(b) in the case of Restricted Stock or Restricted Stock Units, the number of respective Shares of Restricted Stock or Restricted Stock Units granted, the applicable restrictions, and the Restriction Period(s);
(c) in the case of Performance Units or Performance Shares, the number of Performance Units or Performance Shares granted, the initial value of a Performance Unit (if applicable), and the performance goals; and
(d) in the case of a Cash Incentive Award, the amount that may be earned and the performance goals.
10.2 Severance from Service. Each Award Agreement will set forth the extent to which the Participant will have rights under the Award following the Participant’s severance from service with the Company and its Subsidiaries. The Award Agreement may make distinctions based on the reason for the Participant’s severance from service.
10.3 Restrictions on Transferability. Subject to the provisions of the Plan, each Award Agreement will set forth any restrictions on the transferability of the Award and on the transferability of Shares acquired pursuant to the Award as the Committee deems advisable, including, without limitation, restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which Shares are then listed and/or then traded, and under any blue sky or state securities laws applicable to the Shares. In the case of an ISO (and in the case of any other Award, except as otherwise provided in the Award Agreement), a Participant’s Award may not be sold, transferred, pledged, assigned, or otherwise alienated or

ANNEX A
hypothecated, other than by will or by the laws of descent and distribution, and will be exercisable during the Participant’s lifetime only by the Participant.
10.4 Uniformity Not Required. The provisions of the Award Agreements need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Participant, or among all Awards granted at the same time.

Article 11
Performance Measures
11.1 Performance Criteria. Unless and until the Company’s shareholders approve a change in the general performance measures set forth in this Article, the attainment of which may determine the degree of payout or vesting with respect to Awards that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured or applied to an individual, a business unit or division, the Company and any one or more of its subsidiaries, or any other operating units the Compensation Committee designates, may be expressed in absolute or relative terms, and will be chosen from among, and may include any combination of, the following:
(a) income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);
(b) return measures (including, but not limited to, return on assets, investment, equity, or sales or pre-tax margin);
(c) cash flow thresholds;
(d) cash flow return on investments, which equals net cash flows divided by owners’ equity;
(e) gross revenues;
(f) market share results;
(g) market value added;
(h) debt measures (including, without limitation, debt multiples);
(i) economic value added; or
(j) share price (including, but not limited to, growth measures and total shareholder return).
11.2 Adjustments. The Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee will retain the discretion to adjust those Awards downward).
11.3 Certification. In the case of any Award that is granted subject to the condition that a specified performance measure be achieved, no payment under the Award will be made prior to the time that the Committee certifies in writing that the performance measure has been achieved. For this purpose, approved minutes of the Committee meeting at which the certification is made will be treated as a written certification. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date the Award was made.

Article 12
Beneficiary Designation
Each Participant may, from time to time, name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of the Participant’s death before the Participant receives any or all of the benefit. Each designation will revoke all prior designations by the same Participant with respect to the benefit, will be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, any benefits remaining unpaid under the Plan at the Participant’s will be paid to the Participant’s estate unless otherwise provided in the Award Agreement.
Article 13
Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due pursuant to the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units/Shares, or in connection with any Other Awards, all in accordance with procedures and upon terms and conditions that the Committee, acting in its discretion, prescribes, subject to, and in accordance with, Code section 409A.

Article 14
No Right to Employment or Participation

ANNEX A
14.1 Employment. The Plan will not interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Employee’s employment at any time, and the Plan does not confer upon any Employee the right to continue in the employ of the Company or of any Subsidiary.
14.2 Participation. No Employee or Director will have the right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.
Article 15
Change of Control
In the event of a Change of Control, the Board may in its sole discretion direct that (a) all option holders be permitted to exercise their outstanding Options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to the Change of Control; or (b) if, as part of a Change of Control transaction, the shareholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their Shares (whether or not such Exchange Stock is the sole consideration), the Board may direct that all options and SARs for Shares that are outstanding at the time of the Change of Control transaction will be converted into options or SARs (as the case may be) for shares of Exchange Stock, such that the vesting and other terms and conditions of the converted options and SARs will be substantially the same as the vesting and corresponding other terms and conditions of the original options and SARs. The Board, acting in its discretion, may accelerate vesting of other non-vested awards, and cause cash settlements or other adjustments to be made to any outstanding awards (including, without limitation, options and SARs) as it deems appropriate in the context of a Change of Control transaction, taking into account with respect to other awards the manner in which outstanding options and SARs are being treated. To the extent determined by the Committee, any outstanding options and SARs that are not exercised before a Change of Control described in Section 2.5(c) or 2.5(d) will automatically terminate upon the Change of Control.

Article 16
Amendment and Termination
16.1 Amendment and Termination. Subject to the terms of the Plan, the Committee may, at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided that, unless the Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if the amendment were not approved by the shareholders of the Company will not be effective unless and until shareholder approval is obtained.
16.2 Term of the Plan. Unless sooner terminated, the Plan will terminate on the tenth anniversary of the date of its adoption by the Company’s shareholders.
16.3 Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan may cause, without the consent of the Participant, any previously granted Awards to be forfeited or altered in a way that adversely affects the Participant. After the termination of the Plan, any previously granted Award will remain in effect and will continue to be governed by the terms of the Plan, the Award, and any applicable Award Agreement.

Article 17
Tax Withholding
17.1 Tax Withholding. The Company and its Subsidiaries will have the power and the right to deduct or withhold, or to require a Participant to remit to the Company or to a Subsidiary, an amount that the Company or a Subsidiary determines to be required to comply with federal, state, local, or foreign tax withholding requirements.
17.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax that could be imposed on the transaction. All such elections will be irrevocable, made in writing, signed by the Participant, and will be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

Article 18
Successors
All obligations of the Company under the Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

ANNEX A
Article 19
Legal Construction
19.1 Severability. If any provision of the Plan is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.
19.2 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals by any governmental agencies or national securities exchanges as may be required.
19.3 Section 409A Compliance. Except as otherwise specifically provided by the Committee at the time an Award is made, any Award providing for a deferral of compensation must satisfy the requirements of Code section 409A. Toward that end, if any payment or benefit received or to be received by a Participant pursuant to an Award would cause the Participant to incur a penalty tax or interest under Code section 409A or any regulations or Treasury Department guidance promulgated thereunder, the Committee may reform the provision(s) of the Award in order to avoid, to the maximum extent practicable, the incurrence of any such penalty tax or interest.
19.4 Governing Law. The Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

ANNEX B
BG Staffing, Inc.
2020 Employee Stock Purchase Plan (Proposed)

1.Purposes of the Plan

The purposes of this BG Staffing, Inc. 2020 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”) are to assist Eligible Employees of BG Staffing, Inc., a Delaware corporation (the “Company”), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended, for Eligible Employees subject to U.S. federal income tax, to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

2.Definitions and Construction

Wherever the following terms are used in the Plan they will have the meanings specified below, unless the context clearly indicates otherwise.

a.“Administrator” means the Compensation Committee of the Board. The Compensation Committee of the Board may from time to time delegate its authority to administer the Plan to one or more officers of the Company, except as may be limited by Applicable Law. Notwithstanding the immediately preceding sentence, the Board may at any time vest in the Board any authority or duties for administration of the Plan.

b.“Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

c.“Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.

d.“Board” means the Board of Directors of the Company.

e.“Change of Control” means any of the following events occurring after the Effective Date, as determined by the Administrator in its discretion:

i.Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s then outstanding securities;

ii.At any time during the 24-month period after a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, at least a majority of the Board ceases to consist of “continuing directors” (meaning directors of the Company who either were directors prior to a transaction or who subsequently became directors and whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors prior to the transaction);

iii.The Company’s shareholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after the merger or consolidation; or

ANNEX B
iv.The Company’s shareholders approve a plan of complete liquidation of the Company or an agreement of sale or disposition of all or substantially all of the Company’s assets.

f.“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

g.“Common Stock” means the common stock of the Company and such other securities of the Company that may be substituted therefor pursuant to Section 8.

h.“Company” means BG Staffing, Inc., a Delaware corporation, or any successor.

i.“Compensation” of an Eligible Employee means the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, but excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments. The Administrator, in its sole discretion, may, on a uniform and nondiscriminatory basis for each Offering, establish a different definition of Compensation. Further, the Administrator shall have the discretion to determine the application of this definition to Participants on payrolls outside of the United States.

j.“Designated Subsidiary” means each of the Company’s Subsidiaries.

k.“Effective Date” means the date the Plan is adopted by the Board; provided, however, that no Employee will have any rights under the Plan before the first Offering Period, which will be determined by the Administrator in its sole discretion.

l.“Eligible Employee” means an Employee (i) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock and other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code), (ii) whose customary employment is for five months or more in any calendar year, (iii) who has been employed by the Company or a Designated Subsidiary for at least 6 months, and (iv) .whose customary employment is more than 20 hours per week. For purposes of clause (i) of the foregoing sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership will apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options will be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may determine in its discretion that an Employee will not be eligible to participate in an Offering if such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Common Stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Common Stock under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, that, any such exclusion will be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e). In the case of individuals who perform services for the Company or a Designated Subsidiary in jurisdictions in which local law prohibits the Company from discriminating in its granting of benefits on the basis of number of hours worked, the determination of who is an Eligible Employee will be made without regard to the number of hours worked.

m.“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. “Employee” does not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the first day immediately following such three (3)-month period.

n.“Enrollment Date” means the first Trading Day of each Offering Period.

o.“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

ANNEX B

p.“Fair Market Value” means the value of a Share on a particular date determined by such methods or procedures as may be established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

q.“Offering Document” has the meaning given to such term in Section 4(a).

r.“Offering Period” has the meaning given to such term in Section 4(a).

s.“Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

t.“Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.

u.“Plan” means this BG Staffing, Inc. 2020 Employee Stock Purchase Plan, as it may be amended from time to time.

v.“Purchase Date” means the last Trading Day of each Offering Period.

w.“Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price will not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document will be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Section 8(a) and will not be less than the par value of a Share.

x.“Securities Act” means the Securities Act of 1933, as amended.

y.“Share” means a share of Common Stock.

z.“Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (i) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (ii) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

aa.“Trading Day” means a day on which national stock exchanges in the United States are open for trading.

3.Shares Subject to the Plan

a.Number of Shares. Subject to Section 8, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan is 250,000 Shares. If any right granted under the Plan terminates for any reason without having been exercised, the Common Stock not purchased under such right will again become available for issuance under the Plan.

b.Stock Distributed. Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

ANNEX B

4.Offering Periods; Offering Documents; Purchase Dates

a.Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period will be set forth in an “Offering Document” adopted by the Administrator, which Offering Document will be in such form and will contain such terms and conditions as the Administrator will deem appropriate and will be incorporated by reference into and made part of the Plan and will be attached hereto as part of the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

b.Offering Documents. Each Offering Document with respect to an Offering Period will specify (through incorporation of the provisions of this Plan by reference or otherwise):

i.the length of the Offering Period, which period will not exceed twenty-seven (27) months;

ii.the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period, to be determined by the Administrator as set forth in Section 5(e); and

iii.such other provisions as the Administrator determines are appropriate, subject to the Plan.

5.Eligibility and Participation

a.Eligibility. Any Eligible Employee who is employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period is eligible to participate in the Plan during such Offering Period, subject to the requirements of this Section 5 and the limitations imposed by Section 423(b) of the Code.

b.Enrollment in Plan.

i.Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

ii.Each subscription agreement will designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee as payroll deductions may not be less than one percent (1%) and may not be more than twenty five percent (25%), or such lower limit as may be set by the Administrator for the Offering Period. The payroll deductions made for each Participant will be credited to an account for such Participant under the Plan and will be deposited with the general funds of the Company.

iii.A Participant may decrease (but not increase) the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5(b), or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant will be allowed one (1) decrease to or suspension of his or her payroll deduction elections during each Offering Period). Any such decrease or suspension of payroll deductions will be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document) but no later than fifteen (15) calendar days prior to the end of the Offering Period. In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension will remain in his or her account and

ANNEX B
will be applied to the purchase of Shares on the next occurring Purchase Date and will not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Section 7.

iv.Except as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

c.Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant will commence on the first payroll following the Enrollment Date and will end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Section 7 or suspended by the Participant or the Administrator as provided in Section 5(b) and Section 5(e), respectively.

d.Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 7 or otherwise becomes ineligible to participate in the Plan.

e.Limitation on Purchase of Common Stock. In connection with each Offering Period, the Administrator, in its sole discretion, may, on a uniform and nondiscriminatory basis, specify:

i.A maximum number of Shares that may be purchased by any Participant on any Purchase Date during such Offering Period, which, in the absence of a lower specification by the Administrator, will be 2,500 Shares; and

ii.A maximum aggregate number of Shares that may be purchased by all Participants on any Purchase Date during an Offering Period, which, in the absence of a lower specification by the Administrator, will be 25,000 Shares.

If the aggregate number of Shares issuable upon exercise of purchase rights during the Offering Period would exceed any such maximum aggregate number, then, in the absence of any Administrator action otherwise, the maximum aggregate number of Shares will be allocated on a pro rata basis according to each Participant’s accumulated payroll deduction (rounded down to the nearest whole Share). An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds twenty five thousand dollars ($25,000) of the Fair Market Value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation will be applied in accordance with Section 423(b)(8) of the Code.

f.Decrease or Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5(e) or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5(e) or the other limitations set forth in this Plan will be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

g.Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements will include any

ANNEX B
provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

h.Leave of Absence. If a Participant ceases active service by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution) shall have the election, exercisable up until no later than 15 calendar days prior to the end of the Offering Period in which such leave of absence commences, to (i) withdraw all the funds in the Participant’s account at the commencement of such leave or (ii) have such funds held for the purchase of Shares at the end of such Offering Period. If no such election is made, then such funds shall automatically be held for the purchase of Shares at the end of such Offering Period. In no event, however, shall any further payroll deductions be added to the Participant’s account following the commencement of such leave of absence. Should the Participant return to active service (x) within 3 months following the commencement of his or her leave of absence or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Company is guaranteed by statute or contract, then his or her payroll deductions under the Plan shall automatically resume upon his or her return at the rate in effect at the time the leave began, and if a new Offering Period begins during the period of the leave, then the Participant will automatically be enrolled in that purchase period at the rate of payroll deduction in effect for him or her at the time the leave commenced, but payroll deductions for that Offering Period shall not actually begin until the Participant returns to active service. However, an individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent Offering Period in which he or she wishes to participate.

6.Grant and Exercise of Rights

a.Grant of Rights.

i.On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted a right to purchase the maximum number of Shares specified under Section 4(b), subject to the limits in Section 5(e), and will have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (A) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (B) the applicable Purchase Price (rounded down to the nearest Share). The right will expire on the earlier of: (x) the last Purchase Date of the Offering Period, (y) the last day of the Offering Period and (z) the date on which the Participant withdraws in accordance with Section 7(a) or Section 7(c).

ii.On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares will be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

b.Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (i) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as will be practicable and as it determines in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Section 6 on such Purchase Date, and will either (i) continue all Offering Periods then in effect, or (ii) terminate any

ANNEX B
or all Offering Periods then in effect pursuant to Section 9. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares will be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

c.Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but is not obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations.

d.Conditions to Issuance of Common Stock. The Company is not required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

i.The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

ii.The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator will, in its absolute discretion, deem necessary or advisable;

iii.The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator will, in its absolute discretion, determine to be necessary or advisable;

iv.The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

v.The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

e.ESPP Broker. If the Administrator designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of Participants, the following procedures will apply. Promptly following each Purchase Date, the number of shares of Common Stock purchased by each Participant will be deposited into an account established in the Participant’s name with the ESPP Broker. Each Participant will be the beneficial owner of the Common Stock purchased under the Plan and will have all rights of beneficial ownership in such Common Stock. A Participant will be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common Stock purchased under the Plan must remain in the Participant’s account at the ESPP Broker until the holding period set forth in Section 423 of the Code has been satisfied. With respect to shares of Common Stock purchased under the Plan for which the holding period set forth above has been satisfied, the Participant may move those shares of Common Stock to another brokerage account of the Participant’s choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant’s account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the holding period requirement under this Section 6(f).

7.Withdrawal; Cessation of Eligibility

a.Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than 15 calendar days prior to the end of the Offering Period. All of the Participant’s payroll deductions credited to his or her account during an Offering Period will be

ANNEX B
paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of Shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the next Offering Period unless the Participant timely delivers to the Company a new subscription agreement.

b.Future Participation. A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

c.Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan pursuant to this Section 7 and the payroll deductions credited to such Participant’s account during the Offering Period will be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12(d), as soon as reasonably practicable, and such Participant’s rights for the Offering Period will automatically terminate.

8.Adjustments Upon Changes in Stock

a.Changes in Capitalization. Subject to Section 8(c), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change of Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator will make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3(a) and the limitations established in each Offering Document pursuant to Section 4(b) on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

Subject to Section 8(c), in the event of any transaction or event described in Section 8(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate (including without limitation any Change of Control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

i.To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

ii.To provide that the outstanding rights under the Plan will be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

ANNEX B
iii.To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

iv.To provide that Participants’ accumulated payroll deductions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) will be terminated; and

v.To provide that all outstanding rights will terminate without being exercised.

b.No Adjustment Under Certain Circumstances. No adjustment or action described in this Section 8 or in any other provision of the Plan is authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

c.No Other Rights. Except as expressly provided in the Plan, no Participant will have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

9.Amendment, Modification and Termination

a.Amendment, Modification and Termination. The Board may amend, suspend or terminate the Plan at any time and from time to time; provided, however , that approval of the Company’s stockholders will be required to amend the Plan to: (i) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3(a) (other than an adjustment as provided by Section 8); (ii) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (iii) change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

b.Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator is entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

c.Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

i.altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

ii.shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

iii.allocating Shares.

ANNEX B
Such modifications or amendments will not require stockholder approval or the consent of any Participant.

d.Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account will be refunded as soon as practicable after such termination, without any interest thereon.

10.Term of Plan

The Plan is effective as of the Effective Date and will continue for a term of ten (10) years. The effectiveness of the Plan is subject to approval of the Plan by the stockholders of the Company within twelve months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

11.Administration

a.Action by the Administrator. Unless otherwise established by the Board or in any charter of the Administrator, a majority of the members comprising the Administrator will constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, will be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other Employee, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

b.Authority of Administrator. The Administrator will have the power, subject to, and within the limitations of, the express provisions of the Plan:

i.To determine when and how rights to purchase Common Stock will be granted and the provisions of each offering of such rights (which need not be identical).

ii.To designate from time to time which Subsidiaries of the Company will be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

iii.To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

iv.To amend, suspend or terminate the Plan as provided in Section 9.

v.Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

c.Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.Miscellaneous

a.Restriction upon Assignment. A right granted under the Plan will not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12(d) hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company will not recognize and will be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

ANNEX B
b.Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant will not be deemed to be a stockholder of the Company, and the Participant will not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments will be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

c.Interest. No interest will accrue on the payroll deductions or contributions of a Participant under the Plan.

d.Designation of Beneficiary.

i.A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary will not be effective without the prior written consent of the Participant’s spouse.

ii.Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

e.Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

f.Equal Rights and Privileges. Subject to Section 5(g), all Eligible Employees will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5(g), any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

g.Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.

h.Reports. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

i.No Employment Rights. Nothing in the Plan will be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

j.Notice of Disposition of Shares. Each Participant will give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice will specify the date of such

ANNEX B
disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

k.Governing Law. The Plan and any agreements hereunder will be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

l.Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator will prescribe the time limits within which any such electronic form will be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

ANNUAL MEETING OF SHAREHOLDERS OF

BG STAFFING, INC.

November 3, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will conduct its 2020 annual meeting of shareholders in virtual meeting format only, conducted by live webcast. To attend the virtual annual meeting, visit https://web.lumiagm.com/279561276 (password: bg2020) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, Annual Report on Form 10-K, and proxy card are available at http://investor.bgstaffing.com/financials/annual-reports

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230303030000000000 2 110320

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

	Nominee	
○	G. David Allen, Jr.	Class III director
○	Douglas E. Haley	Class III director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. To ratify BG Staffing, Inc.'s Audit Committee's appointment of Whitley Penn LLP as independent registered public accounting firm for the fiscal year ending December 27, 2020.	☐	☐	☐
3. To amend BG Staffing, Inc.'s 2013 Long-Term Incentive Plan to add an additional 250,000 shares of common stock available for issuance.	☐	☐	☐
4. To approve the 2020 Employee Stock Purchase Plan.	☐	☐	☐
5. Advisory vote to approve named executive officer compensation.	☐	☐	☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

BG STAFFING, INC.

November 3, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will conduct its 2020 annual meeting of shareholders in virtual meeting format only, conducted by live webcast. To attend the virtual annual meeting, visit https://web.lumiagm.com/279561276 (password: bg2020) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, Annual Report on Form 10-K, and proxy card are available at http://investor.bgstaffing.com/financials/annual-reports

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230303030000000000 2 110320

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

○	G. David Allen, Jr.	Class III director
○	Douglas E. Haley	Class III director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. To ratify BG Staffing, Inc.'s Audit Committee's appointment of Whitley Penn LLP as independent registered public accounting firm for the fiscal year ending December 27, 2020.	☐	☐	☐
3. To amend BG Staffing, Inc.'s 2013 Long-Term Incentive Plan to add an additional 250,000 shares of common stock available for issuance.	☐	☐	☐
4. To approve the 2020 Employee Stock Purchase Plan.	☐	☐	☐
5. Advisory vote to approve named executive officer compensation.	☐	☐	☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BG STAFFING, INC.
Proxy For Annual Meeting of Shareholders on November 3, 2020
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Beth Garvey and Dan Hollenbach, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of BGSF, to be held November 3, 2020 via live webcast at https://web.lumiagm.com/279561276 (password: bg2020), and at any adjournments or postponements thereof, as follows (if no direction is given as to the manner in which this proxy should be voted, it will be voted in accordance with the Board of Directors' recommendations):

(continued and to be signed on the reverse side.)